                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                              (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         WEATHERFORD INTERNATIONAL INCORPORATED
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

Weatherford International Incorporated
1360 Post Oak Boulevard
Suite 1000
Houston, TX 77056-3098                                            [LOGO]

P.O. Box 27608
Houston, TX 77227-7608
713/439-9400
Telex: 203337 WII UR
Telefax: 713/621-0994

                                                                   April 7, 1995

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Weatherford International Incorporated on Friday, May 19, 1995, at 9:00 a.m. at The Ritz-Carlton, 1919 Briar Oaks Lane, Houston, Texas.

    The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. If you have multiple stockholder accounts and receive more than one set of these materials, please be sure to vote each proxy and return it in the respective postage-paid envelope provided.

    Thank you for your continued interest and cooperation.

                                          Very truly yours,

                                          PHILIP BURGUIERES
                                          CHAIRMAN, PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER

                     WEATHERFORD INTERNATIONAL INCORPORATED
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 1995

    Notice is hereby given that the Annual Meeting of Stockholders of Weatherford International Incorporated (the "Company") will be held on Friday, May 19, 1995, at 9:00 a.m. at The Ritz-Carlton, 1919 Briar Oaks Lane, Houston, Texas, for the following purposes:

    (1) To elect three directors, each for a term of three years;

    (2) To consider and act upon a proposal to approve the Non-Employee Director Stock Option Plan, as described in the accompanying proxy statement;

    (3) To consider and act upon a proposal to amend the Company's 1987 and 1991 Stock Option Plans to meet the requirements of performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, and to make certain other changes, as described in the accompanying proxy statement; and

    (4) To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

    Only holders of record of the Company's Common Stock, $0.10 par value (the "Common Stock"), at the close of business on March 31, 1995 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of the holders of record of Common Stock as of March 31, 1995 will be open to the examination of any such stockholder for any purpose germane to the Annual Meeting after May 8, 1995 at the Company's offices at 1360 Post Oak Boulevard, Suite 1000, Houston, Texas, during normal business hours.

                                          By Order of the Board of Directors,

                                                          [LOGO]
                                          H. SUZANNE THOMAS
                                               SECRETARY

Houston, Texas
April 7, 1995

                                    IMPORTANT
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                     WEATHERFORD INTERNATIONAL INCORPORATED
                                PROXY STATEMENT
         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 1995

GENERAL INFORMATION

    This  Proxy  Statement is  being  furnished to  stockholders  of Weatherford
International Incorporated, a Delaware corporation (the "Company" or "Weatherford"), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday, May 19, 1995, at 9:00 a.m. at The Ritz-Carlton, 1919 Briar Oaks Lane, Houston, Texas, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. This Proxy Statement is first being sent or delivered to stockholders on or about April 7, 1995.

    The securities of the Company entitled to vote at the Meeting consist of shares of Common Stock, $0.10 par value (the "Common Stock"). At the close of business on March 31, 1995 (the "Record Date"), there were outstanding and entitled to vote 54,225,279 shares of Common Stock. The holders of record of Common Stock on the Record Date will be entitled to one vote per share.

    The Annual Report to Stockholders for the year ended December 31, 1994 is being furnished with this Proxy Statement to the holders of record of Common Stock on the Record Date. The Annual Report to Stockholders does not constitute a part of the proxy materials.

VOTING AND PROXY PROCEDURES

    Properly executed proxies received in time for the Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted for the election of the three nominees for director named below and for the recommended proposals. At the date of this Proxy Statement, management of the Company knows of no other matters which are likely to be brought before the Meeting. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

    If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the enclosed proxy is exercised. Stockholders attending the Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 1360 Post Oak Boulevard, Suite 1000, Houston, Texas 77056.

    The holders of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the election of directors, and the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the approval of the recommended proposals and any other matters as may properly come before the Meeting or any adjournment thereof.

    Abstentions are counted toward the calculation of a quorum, but are not treated as either a vote for or against a proposal. An abstention has the same effect as a vote against the proposal. Any unvoted position in a brokerage account will be considered as not voted and will not be counted toward fulfillment of quorum requirements.

    The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company also has engaged the services of Beacon Hill Partners, Inc., a proxy solicitation firm, to distribute proxy solicitation materials to brokers, banks and other nominees and to assist in the solicitation of proxies from stockholders for an anticipated fee of $3,500 plus mailing expenses.

                           OWNERSHIP OF COMMON STOCK

    PRINCIPAL STOCKHOLDERS. The following table sets forth certain information with respect to the Common Stock beneficially owned by persons who are known to the Company to be the beneficial owners of more than five percent of the Common Stock as of the Record Date. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. The persons listed have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

                                                                                    AMOUNT AND NATURE OF
                                                                                  BENEFICIAL OWNERSHIP(1)
                                                                                ----------------------------
                                                                                 SHARES OWNED
                                                                                   DIRECTLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                             OR INDIRECTLY     PERCENT
- ------------------------------------------------------------------------------  ---------------  -----------
FMR Corp. and Edward C. Johnson 3d ...........................................      5,237,133(2)        9.7
 82 Devonshire Street
 Boston, MA 02109
Jurika & Voyles, Inc. ........................................................      3,703,706(3)        7.2
 1999 Harrison Street, Suite 700
 Oakland, CA 94612

- ------------------------
(1) Information with respect to beneficial ownership is based upon information furnished by each stockholder or contained in filings made with the Commission. To the Company's knowledge, none of such shares are deemed to be beneficially owned because the holder has the right to acquire such shares within 60 days.

(2) Based upon information contained in a joint Schedule 13G dated February 14, 1995, filed with the Commission by FMR Corp., on behalf of itself and its subsidiaries, Fidelity Management & Research Company (beneficial owner of 3,617,800 shares or 6.68% of the total outstanding Common Stock), Fidelity American Special Situations Trust (beneficial owner of 46,000 shares or 0.08% of the total outstanding Common Stock), Fidelity Management Trust Company (whose interest amounted to 1,619,333 shares or 2.99% of the total outstanding Common Stock), and by Edward C. Johnson 3d. FMR Corp. and Mr. Johnson each has sole dispositive power with respect to 5,237,133 shares. FMR Corporation has voting power with respect to 1,603,733 shares, and Mr. Johnson has voting power with respect to 1,557,733 shares.

(3) Based upon information contained in a Schedule 13G dated February 27, 1995, filed with the Commission by Jurika & Voyles, Inc., whose interest amounted to 3,703,706 or 7.2% of the total outstanding Common Stock of the Company. Jurika & Voyles, Inc. has shared dispositive power with respect to 3,703,706 shares and shared voting power with respect to 3,553,606 shares.

    SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth certain information with respect to the Company's Common Stock beneficially owned by each of its directors and nominees for director, each executive officer named in the Summary Compensation Table and by all its directors and officers as a group, as of the Record Date. Such persons have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

                                                  AMOUNT AND NATURE OF
                                                BENEFICIAL OWNERSHIP(1)
                                               --------------------------
                                                 SHARES OWNED
                                                 DIRECTLY OR
NAME                                           INDIRECTLY(2)(3)   PERCENT
- ---------------------------------------------  ----------------   -------
Directors and Nominees for Director
  Thomas N. Amonett..........................      19,151          *
  Thomas C. Brown............................      17,576          *
  Philip Burguieres..........................     436,528(4)       *
  J. Kelly Elliott...........................       6,660          *
  William E. Greehey.........................      35,176          *
  John W. Johnson............................     156,343(5)       *
  Robert K. Moses, Jr........................   1,568,725(6)       2.9
  W. Randolph Smith..........................     108,330(7)       *

Executive Officers
  James R. Burke.............................      69,684(8)       *
  M.E. Eagles................................      51,793(9)       *
  Norman W. Nolen............................      69,732(10)      *
  H. Suzanne Thomas..........................     106,442(11)      *

All Directors, Nominees and Executive
 Officers as a Group (12 in number)..........   2,646,140          4.8

- ------------------------
*    Percent of class is less than one percent.

(1) Information with respect to beneficial ownership is based upon information furnished by each director or officer of the Company or contained in filings made with the Commission.

(2) Includes shares held under the Company's Employee Stock Purchase Plan in the accounts of participants, as to which shares such participants have sole voting power and no dispositive power prior to withdrawal of such shares from such Plan. Shares may be withdrawn from such Plan by a participant on March 31 of each year upon written notice by such participant. Also includes shares held under the Company's 401(k) Savings Plan in the accounts of participants, as to which shares such participants have sole voting power and no dispositive power, unless 100 percent vested.

(3) Includes shares subject to acquisition within 60 days by such person or group.

(4) Also President and Chief Executive Officer. Includes (a) 2,000 shares held by Mr. Burguieres' wife, with respect to which he has no voting or dispositive power, (b) 1,000 shares held by Mr. Burguieres as custodian for his minor child, with respect to which he has sole voting and dispositive power, and (c) 1,000 shares held by Mr. Burguieres' adult child, with respect to which he has no voting or dispositive power; Mr. Burguieres disclaims beneficial ownership of all such shares. Also includes (a) 60,500 shares granted to Mr. Burguieres pursuant to the Restricted Plan (as hereinafter defined), with respect to which he has sole voting power and no dispositive power, and (b) 180,000 shares subject to acquisition by Mr. Burguieres within 60 days pursuant to the 1991 Option Plan (as hereinafter defined).

                                     (FOOTNOTES CONTINUED ON THE FOLLOWING PAGE)

(5)  Does not  include  2,135,716 shares  owned  by Permian  Mud  Service,  Inc.
     ("Permian"). Mr. Johnson is a director, officer and substantial beneficial shareholder of Permian and therefore may be deemed to be a beneficial owner of the shares of the Common Stock held by Permian; Mr. Johnson disclaims beneficial ownership of all such shares. Includes (a) 12,000 shares held by Mr. Johnson as a trustee of various trusts for his children, with respect to which he has sole voting and dispositive power, and (b) 240 shares held as custodian for Mr. Johnson's children, with respect to which he has sole voting and dispositive power; Mr. Johnson disclaims beneficial ownership of all such shares.

(6) Includes 125,000 shares held by a partnership in which Mr. Moses and his wife have an 85% interest and his children, collectively, have a 15% interest, with respect to which Mr. Moses has shared voting and dispositive power. Also includes (a) 123,450 shares held by Mr. Moses' wife, with respect to which Mr. Moses has no voting or dispositive power, (b) an aggregate of 7,406 shares held in various trusts for Mr. Moses' children, of which Mr. Moses' wife is trustee and with respect to which Mr. Moses has no voting or dispositive power, (c) 2,500 shares held by Mr. Moses as custodian for his children, with respect to which Mr. Moses has sole voting and dispositive power, and (d) an aggregate of 90,000 shares held in various trusts for Mr. Moses' children, his brother and his sister, of which Mr. Moses is the trustee, with respect to which Mr. Moses has sole voting and dispositive power; Mr. Moses disclaims beneficial ownership of all such shares. Does not include an aggregate of 105,000 shares held in various trusts for Mr. Moses' children, of which shares Mr. Smith, a director of the Company, has shared voting and dispositive power as a co-trustee; since Mr. Moses is not a trustee of such trusts and has no dispositive power, he disclaims beneficial ownership of all such shares.

(7) Includes 105,000 shares held by Mr. Smith as co-trustee of various trusts for the children of Mr. Moses, a director of the Company, with respect to which Mr. Smith has shared voting and dispositive power; since Mr. Smith has no relationship to the beneficiaries of the trusts by blood or marriage, he disclaims beneficial ownership of all such shares.

(8)  Includes (a) 17,326 shares granted to Mr. Burke pursuant to the  Restricted
     Plan  with respect  to which  he has sole  voting power  and no dispositive power, and (b) 25,000 shares subject to acquisition by Mr. Burke within  60 days pursuant to the 1991 Option Plan.

(9)  Includes (a) 20,850 shares granted to Mr. Eagles pursuant to the Restricted
     Plan with respect to which he has sole voting power and no dispositive power, and (b) 16,666 shares subject to acquisition by Mr. Eagles within 60 days pursuant to the 1991 Option Plan.

(10) Includes (a) 15,356 shares granted to Mr. Nolen pursuant to the  Restricted
     Plan  with respect  to which  he has sole  voting power  and no dispositive power, and (b) 31,833 shares subject to acquisition by Mr. Nolen within  60 days  pursuant to  the 1987 Option  Plan (as hereinafter  defined) and 1991
     Option Plan.

(11) Includes (a) 13,326 shares granted to Ms. Thomas pursuant to the Restricted
     Plan with respect to which she has sole voting power and no dispositive power, and (b) 32,333 shares subject to acquisition by Ms. Thomas within 60 days pursuant to the 1987 and 1991 Option Plans.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Company's Restated Certificate of Incorporation and By-Laws provide that the Board of Directors will consist of not less than six nor more than 15 persons, the exact number to be fixed from time to time by the Board of Directors. The Board of Directors has fixed the authorized number of directors at eight.

    Directors are divided into three classes, as nearly equal in number as possible. Each class is elected for a term of three years, so that the term of office of one class of directors expires at every Annual Meeting.

NOMINEES FOR DIRECTOR

    The Board of Directors has nominated three persons for election as directors in the class whose term of office will expire at the Company's 1998 Annual Meeting of Stockholders or until their respective successors are elected and qualified. The nominees are Thomas N. Amonett, J. Kelly Elliott and Robert K. Moses, Jr. Mr. Amonett currently is a director of the Company whose term will expire at the Meeting. Mr. Elliott previously was a director of the Company from May 9, 1990 until November 4, 1993. Mr. Moses also currently is a director of the Company whose term is scheduled to expire at the Company's 1997 Annual Meeting. However, Mr. Moses has agreed to be nominated as a member of the class of directors to be elected at the Meeting, and upon his election his term will expire in 1998, the purpose of this change being to ensure that the three classes are as equal in number as possible. It is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominees.

    Management of the Company does not contemplate that any of such nominees will become unavailable for any reason, but if that should occur before the Meeting, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

    The enclosed form of proxy provides a means for the holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each properly executed proxy received in time for the Meeting will be voted as specified therein, or if a stockholder does not specify in his or her executed proxy how the shares represented by his or her proxy are to be voted, such shares shall be voted for the nominees listed therein or for other nominees as provided above.

    The following table sets forth for each nominee for election as director all positions with the Company held by him, his age as of March 31, 1995 and the date on which he first became a director of the Company. Also set forth below is information on his principal occupation. Unless otherwise indicated, each person has held the position shown, or has been associated with the named employer in an executive capacity, for more than five years.

                                                                     COMPANY
NAME                                                                POSITION         AGE       DIRECTOR SINCE
- ----------------------------------------------------------------  -------------      ---      ----------------
Thomas N. Amonett...............................................    Director             51     May 9, 1974
J. Kelly Elliott................................................   Consultant            64         N/A
Robert K. Moses, Jr.............................................    Director             54     May 12, 1978

    Mr. Amonett has served as President of Reunion Resources Company (previously called Buttes Gas and Oil Company), a Houston, Texas-based company primarily engaged in oil and gas exploration, development and production and wine grape vineyard development, since July 1992. Previously he was Of Counsel with Fulbright & Jaworski L.L.P., Attorneys at Law, Houston, Texas, from September 1986 to July 1992. Prior thereto, he was President and a director of Houston Oil Fields Company, an oil and gas exploration and production company, from November 1982 to September 1986. He served as Chairman of the Board of the Company from May 1986 to May 1989. He has also served as a director of Petrocorp, Inc., a Houston, Texas-based company engaged in the exploration and production of oil and natural gas, since November 1993.

    Mr. Elliott is the Chief Executive Officer of Sigma Electronics, Inc., a Houston, Texas-based company engaged in the manufacture of custom designed transformers. He is also Chairman of Grant Geophysical Co., a Houston-based company engaged in the geophysical acquisition business. He has also served as Vice Chairman of the Board of Tescorp, Inc., a Houston, Texas-based company which provides services to the oilfield industry, since 1989. Previously, he served as President and Chief Executive Officer of Tescorp, Inc. from June 1983 to November 1989. Mr. Elliott served as a director elected by the holders of the Company's $2.625 Convertible Exchangeable Cumulative Preferred

Stock (the "Preferred Stock") from May 9, 1990 until redemption of the Preferred Stock on November 4, 1993. He has served as a Consultant to the Chairman, President and Chief Executive Officer and other members of the Board of Directors since November 5, 1993.

    Mr. Moses is a private investor, principally in the oil and gas exploration and oilfield services business, in Houston, Texas. He served as Chairman of the Board of the Company from May 1989 to December 1992.

INFORMATION CONCERNING OTHER DIRECTORS

    The following table sets forth certain information for those directors whose present terms will continue after the Meeting. Also set forth below is information on his principal occupation. Unless otherwise indicated, each person has held the position shown, or has been associated with the named employer in an executive capacity, for more than five years.

                                                                                                          TERM
NAME                                                     COMPANY POSITION       AGE    DIRECTOR SINCE    EXPIRES
- --------------------------------------------------  --------------------------  ---   -----------------  -------
Thomas C. Brown...................................  Director                    68    May 27, 1983        1997
Philip Burguieres.................................  Director, Chairman of the   51    April 23, 1991      1996
                                                     Board, President and
                                                     Chief Executive Officer
William E. Greehey................................  Director                    58    May 25, 1984        1996
John W. Johnson...................................  Director                    50    November 19, 1991   1997
W. Randolph Smith.................................  Director                    66    July 24, 1979       1997

    Mr. Brown is a director of Tom Brown, Inc., a Midland, Texas-based company engaged in the exploration and production of oil and natural gas. He is also a director and Chairman of the Board of TMBR/Sharp Drilling, Inc., a Midland, Texas company engaged in the operation of onshore drilling rigs in west Texas and east New Mexico.

    Mr. Burguieres has served as Chairman of the Board of the Company since December 1992, and President and Chief Executive Officer and a director of the Company since April 1991. From January 1990 to November 1990, he was Chairman of the Board, President and Chief Executive Officer of Panhandle Eastern Corporation, a Houston, Texas-based company that operates interstate natural gas transmission systems. Mr. Burguieres held various positions with Cameron Iron Works, a Houston, Texas-based company engaged in the manufacture of oilfield equipment, from 1971 through November 1989. He served as Chairman of the Board of Cameron from January 1987 to November 1989, Chief Executive Officer from January 1986 to November 1989, and President and Chief Operating Officer from April 1981 to November 1989. Mr. Burguieres has also been a director of McDermott International, Inc., a New Orleans, Louisiana-based company engaged in the fabrication of oilfield equipment, since March 1990; and a director of Texas Commerce Bancshares, a Houston, Texas-based banking organization, since March 1987.

    Mr. Greehey is Chairman of the Board and Chief Executive Officer of Valero Energy Corporation, a San Antonio, Texas-based company that refines, trades and markets oil and gas and manages natural gas transmission operations. He has also been a director of Santa Fe Energy Resources, Inc., a Houston, Texas-based company engaged in oil and gas exploration and production, since March 1991.

    Mr. Johnson is President and a director of Permian Mud Service, Inc., a Houston, Texas-based company that manufactures and sells oilfield production chemicals. He was a director of Petroleum Equipment Tools Co. ("Petco") from March 1971 to November 1991, when Petco was acquired by merger with the Company. He has also served as Chairman of the Board of Southwest Bank of Texas, N.A., a Houston, Texas-based banking organization, since October 1982.

    Mr. Smith is a retired partner of Vinson & Elkins L.L.P., Attorneys at Law, in Houston, Texas.

FAMILY RELATIONSHIPS

    There are no family relationships between any two directors or executive officers.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

    The Board of Directors of the Company held five meetings during 1994. The Board of Directors has an Audit Committee, a Compensation and Stock Plans Committee (the "Compensation Committee") and an Executive and Nominating Committee (the "Executive Committee").

    The Audit Committee, composed of Messrs. Amonett (Chairman), Brown and Smith, held three meetings during 1994. The Audit Committee reviews with the Company's independent public accountants the plan, scope and results of their annual audit and reviews the planned internal audits, procedures followed and results of such audits performed by the Company's internal audit department. The Audit Committee selects an accounting firm as the independent auditors of the Company for each fiscal year and considers in general all audit and non-audit services provided by such firm to the Company.

    The Compensation Committee, composed of Messrs. Greehey (Chairman), Brown and Moses, held one meeting during 1994. The Compensation Committee approves all executive compensation, except the compensation of the Chief Executive Officer, which is recommended by the Compensation Committee but approved by the Board of Directors (excluding Mr. Burguieres), approves employee benefit plans, establishes directors' fees, subject to approval by the Board of Directors, and administers the Company's Option Plans (as hereinafter defined), the Stock Appreciation Rights Plan (the "SAR Plan"), the Restricted Stock Incentive Plan (the "Restricted Plan"), the Executive Incentive Stock Bonus Plan (the "Bonus Plan"), the Supplemental Executive Retirement Plan (the "SERP"), the Supplemental Savings Plan (the "401(k) Excess Plan"), the Deferred Compensation Plan for Non-Employee Directors (the "Deferred Director Plan") and the Non-Employee Director Retirement Plan (the "Director Retirement Plan").

    The Executive Committee, composed of Messrs. Moses (Chairman), Amonett, Burguieres, Greehey and Johnson, did not hold any meetings during 1994. The Executive Committee meets from time to time between regularly scheduled meetings of the Board of Directors and has authority to act on all matters during the intervals between Board meetings. The Executive Committee also evaluates the size and composition of the Board of Directors, makes recommendations as to candidates for election to the Board of Directors and recommends the structuring of various committees of the Board. The Executive Committee does not ordinarily consider director nominees recommended by stockholders.

ATTENDANCE AT MEETINGS

    Each of the directors of the Company attended at least 75 percent of the aggregate of the meetings of the Board of Directors and committees of which he was a member.

                             EXECUTIVE COMPENSATION

COMPENSATION AND STOCK PLANS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors of the Company, which is composed of three independent outside directors, is responsible for setting policies with respect to compensation of the Company's executive officers.

    COMPENSATION PHILOSOPHY AND OVERALL OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM. At the direction of the Board of Directors, the Compensation Committee endeavors to ensure that the Company's executive compensation program is effective in attracting, motivating and retaining the executives needed to improve the Company's performance and maximize shareholder value. Toward that end, the Compensation Committee attempts to provide the Company's executives with a total target compensation package (which includes base salary, annual incentives, long-term incentives and other executive benefits) that, at expected levels of corporate performance, is competitive with packages provided to executives of companies similar to Weatherford who hold comparable positions or have similar qualifications.

    The Compensation Committee determines competitive levels of compensation for executive positions based on information obtained from compensation surveys (general industry), proxy statements for a group of comparator companies selected by the Compensation Committee (the "compensation peer group") and recommendations of an independent compensation consultant. Although some of the same companies are included in both groups, the compensation peer group is not the same as the group of companies comprising the Value Line Oilfield Services Group used in the Performance Graph included later in this Proxy Statement. In selecting the companies to survey for compensation purposes, the Compensation Committee focused primarily on companies with U.S. and international business operations; similar revenues, market capitalization, employment levels and lines of business (including manufacturing); and a management style and corporate culture similar to Weatherford's.

    Weatherford's pay-for-performance philosophy has resulted in compensation packages that consist in large part of variable, performance-based components, such as bonuses and stock-based awards, which can increase or decrease to reflect changes in corporate or individual performance. Total target compensation is competitive with the market 63rd percentile based on general industry data; this information is not available for the compensation peer group. Actual total compensation is competitive with the market 63rd percentile for the compensation peer group.

    EXECUTIVE COMPENSATION PROGRAM COMPONENTS. Weatherford uses cash- and equity-based compensation to achieve its pay-for-performance philosophy and to reward short- and long-term performance. The mix of base salary, annual incentives and long-term incentives is reviewed periodically to ensure the approximate mix.

    BASE SALARY. The Compensation Committee's philosophy is to control fixed compensation costs and to place greater emphasis on incentive compensation based on results. Weatherford's base salaries are, on average, competitive with the market median (50th percentile) for the compensation peer group. Salaries for executives are reviewed periodically and revised, if appropriate, based on a variety of factors, including individual performance, general levels of market salary increases and Weatherford's overall financial results, with emphasis on competitive salaries in the marketplace.

    INCENTIVE COMPENSATION. The Compensation Committee's philosophy is to use a combination of annual and long-term compensation methods, including grants of Common Stock under various plans. The Compensation Committee believes that key employees should have a significant portion of their total compensation paid in shares of Common Stock, as significant equity ownership in the Company focuses executives on managing the Company from the long-term perspective of an owner, with emphasis on enhanced shareholder value. Key employees are strongly encouraged to retain shares of Common Stock granted as part of their compensation.

    ANNUAL INCENTIVES -- Annual incentives are based on the achievement of specified corporate goals. Targeted corporate goals are established at the outset of each fiscal year by the Company's management and approved by the Compensation Committee. There is no specific weighing assigned to these goals. A range of potential annual incentive awards competitive with the market median, based on general industry averages, has been established for each executive officer. Annual bonuses may be paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock.

    The targeted corporate goals for 1994, which included revenues, net income, operating cash flow, earnings before depreciation, interest and taxes, capital spending and relative performance against other companies in the oilfield services industry, were met or exceeded. Accordingly, annual incentive awards were made to the executive officers named in the Summary Compensation Table amounting to approximately 68 percent of the aggregate 1994 annual base salaries of such individuals. Such bonuses were paid in cash.

    LONG-TERM INCENTIVES -- Weatherford currently provides long-term incentives to executives in two forms: stock options and restricted stock grants. Prior to March 1992, stock appreciation rights ("SARs") were granted in tandem with stock options. Each type of incentive is intended to track the

Company's performance and reward achievement of long-term objectives through stock price appreciation. Weatherford's overall stock option and restricted stock grant levels are established by considering market data on grant levels and an appropriate overall level of shares reserved for such plans in the market. The Compensation Committee considers stock options or restricted stock awards previously granted, industry practices, the executive's accountability level and an assumed potential stock value when determining the amount of individual long-term incentive grants.

    Options to purchase shares of Common Stock reward participants for generating appreciation in the Company's stock price. Stock options are granted under the Company's Option Plans to key employees of the Company, including the executive officers named in the Summary Compensation Table, at the fair market value of the Common Stock on the date of grant. These options vest in three equal installments beginning one year after the date of grant and are exercisable for terms up to five or ten years. The optionees receive value from the options only if the Company's stock price appreciates from the price on the grant date. As with options, holders of SARs (granted prior to 1992, but still in effect) receive value only if the stock price appreciates.

    Weatherford's Restricted Plan is designed to meet several objectives, which include increasing the actual share ownership position of key executives, providing a strong emphasis on maintaining and enhancing shareholder value and retaining executives during different stages of the business cycle. Under the Restricted Plan, eligible employees are granted shares of Common Stock that are subject to certain ownership restrictions. The shares are non-transferable during the restriction period and are subject to substantial risk of forfeiture if certain conditions are not met. The Restricted Plan provides that restrictions will cease, at the Compensation Committee's discretion, after continued employment for a specified period of time or upon the occurrence of certain established goals. Ownership restrictions on shares granted prior to 1993 will lapse after continued employment for a specified period of time; for shares granted in 1993 and 1995, restrictions on certain shares will lapse after continued employment for a specified period of time and restrictions on the remaining shares upon certain corporate performance goals being achieved or after eight years; and for shares granted in 1994, restrictions will lapse upon certain corporate performance goals being achieved or after eight years. The restricted stock is performance sensitive, as the value of the shares granted varies based on the Company's stock price.

    DISCUSSION OF 1994 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER. As described above, Weatherford determines total compensation for all executives, including Mr. Burguieres, considering both a pay-for-performance philosophy and market rates of compensation. In determining Mr. Burguieres' compensation for 1994, the Compensation Committee considered the Company's financial performance and corporate accomplishments, individual performance and compensation data of general industry companies and the compensation peer group. The Compensation Committee also reviewed more subjective factors, such as development and implementation of a corporate strategy to enhance shareholder value. With respect to establishing Mr. Burguieres' 1994 salary, emphasis was placed on competitive salaries in the market place. With respect to Mr. Burguieres' 1994 bonus, the targeted corporate goals for 1994 (established at the beginning of 1994, as described above) were met or exceeded, and the Compensation Committee determined the amount of his bonus accordingly. With respect to the stock option and restricted share grants, the Compensation Committee placed emphasis on grant levels of general industry and the compensation peer group.

    Mr. Burguieres received a 7.1 percent salary increase for 1994. Mr. Burguieres' bonus for 1994 was $312,000, paid in cash. This award is equal to approximately 80 percent of his 1994 base salary. Mr. Burguieres received 55,000 stock options under the 1991 Option Plan and 25,000 shares under the Restricted Plan in February 1994.

    POLICY REGARDING SECTION 162(M) OF THE INTERNAL REVENUE CODE. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits corporate deductions to $1,000,000 for compensation paid to a person who on the last day of any fiscal year beginning on or after January 1, 1994 is either the Chief Executive Officer or among the four most highly compensated executive officers other than the Chief Executive Officer, provided there is an exception for qualified performance-based compensation. Section 162(m) became applicable to the Company, effective January 1, 1994. The Option Plans currently qualify as performance-based compensation under Internal Revenue Service transition rules. The Company's annual incentive compensation awards and the Restricted Plan are based on performance measures, but do not qualify as performance-based under the proposed tax regulations. The Compensation Committee requested and received a review of the Company's compensation plans and has determined that is unlikely that any of its executive officers will receive compensation in excess of $1,000,000 in the near future. Accordingly, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m). The Compensation Committee will continue to evaluate this matter and consider alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and consistent with the Company's compensation objectives.

    This Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        COMPENSATION AND STOCK PLANS COMMITTEE OF THE BOARD OF DIRECTORS
                          William E. Greehey, Chairman
                                Thomas C. Brown
                              Robert K. Moses, Jr.

SUMMARY COMPENSATION TABLE

    The following table sets forth with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company as to whom the total annual salary and bonuses for the year ended December 31, 1994 exceeded $100,000:

                                                                                           LONG-TERM COMPENSATION
                                                                                                   AWARDS
                                                                                          ------------------------
                                                              ANNUAL COMPENSATION
                                                         ------------------------------      (F)
                                                                               (E)        ----------       (G)           (H)
                                                           (C)      (D)    ------------   RESTRICTED   -----------   ------------
                       (A)                         (B)   -------  -------  OTHER ANNUAL     STOCK      SECURITIES     ALL OTHER
- -------------------------------------------------  ----  SALARY    BONUS   COMPENSATION     AWARDS     UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                        YEAR    ($)    ($)(1)      ($)(2)        ($)(3)     OPTIONS (#)      ($)(4)
- -------------------------------------------------  ----  -------  -------  ------------   ----------   -----------   ------------
Philip Burguieres ...............................  1994  390,000  312,000        -0-       246,875(5)    55,000         9,653
 Chairman of the Board, President and Chief        1993  364,000  300,000        251       236,250       55,000           786
 Executive Officer                                 1992  364,000  210,000        -0-           -0-          -0-         1,389
M.E. Eagles(6) ..................................  1994  230,000  150,000     50,638(7)     95,788(8)    20,000         4,680
 Senior Vice President                             1993  183,300  120,000        216       157,500       15,000           -0-
James R. Burke ..................................  1994  168,000  100,000        -0-        53,325(9)    12,000         4,880
 Senior Vice President                             1993  130,000   85,000      1,561        51,188       11,000         1,733
                                                   1992  130,000   62,500        -0-           -0-          -0-           -0-
Norman W. Nolen .................................  1994  147,000   90,000        -0-        53,325(10)   12,000         4,340
 Senior Vice President, Chief Financial Officer    1993  140,000   85,000      2,614        51,188       11,000         2,800
 and Treasurer                                     1992  135,000   50,000        -0-           -0-          -0-         1,350
H. Suzanne Thomas ...............................  1994  147,000   90,000        -0-        53,325(11)   11,000         4,340
 Senior Vice President, Secretary and General      1993  140,000   85,000        327        51,188       11,000         2,800
 Counsel                                           1992  140,000   50,000        -0-           -0-          -0-         8,400

- ------------------------------
(1) Bonuses paid for 1994 were paid in cash. Mr. Burguieres received 60% of his bonus for 1993 in cash and 40% in shares of Common Stock issued under the Bonus Plan, while other executives received 80% in cash and 20% in shares of Common Stock. Mr. Burguieres received 50% of his bonus for 1992 in cash and 50% in shares of Common Stock issued under the Bonus Plan, while other executive officers received 75% in cash and 25% in shares of Common Stock.

(2) Does not include the value of perquisites and other benefits as the aggregate amount of such compensation for each named officer does not exceed the lesser of $50,000 or 10% of that officer's total reported annual salary and bonus.

(3) Dollar amount shown equals number of shares issued under the Company's Restricted Plan multiplied by the stock price on grant date. Dividends would be paid on these shares in the event dividends are paid on the Common Stock, which is not anticipated in the foreseeable future.

(4) Includes the amount of the Company match and discretionary contribution for each executive officer under the Company's 401(k) Savings Plan and the 401(k) Excess Plan, to the extent the officer was eligible and participated in such plan.

(5) Held an aggregate of 48,750 shares under the Restricted Plan still subject to restrictions as of December 31, 1994 with an aggregate total value of $391,719; restrictions have lapsed, or will lapse, on 3,750 shares on each of March 18, 1995, 1996 and 1997; on 12,500 shares on December 12, 1995;
     and on 12,500 shares when the average stock price over a 90-day period is at least $13.50 or on February 10, 2002, whichever is earlier.

(6)  Mr. Eagles joined the Company on March 1, 1993.

(7) Includes $30,058 paid in connection with the named executive's relocation and $20,580 reimbursement for the payment of taxes thereon.

(8) Held an aggregate of 17,200 shares under the Restricted Plan still subject to restrictions as of December 31, 1994 with an aggregate total value of $184,850; restrictions have lapsed, or will lapse, on 2,500 shares on each of March 18, 1995, 1996 and 1997; and on 4,850 shares when the average stock price over a 90-day period is at least $13.50 or on February 10, 2002, whichever is earlier.

(9) Held an aggregate of 12,838 shares under the Restricted Plan still subject to restrictions as of December 31, 1994 with an aggregate total value of $95,024; restrictions have lapsed, or will lapse, on 812 shares on each of March 18, 1995, 1996 and 1997; on 5,000 shares on December 12, 1995; and on 2,700 shares when the average stock price over a 90-day period is at least $13.50 or on February 10, 2002, whichever is earlier.

                                     (FOOTNOTES CONTINUED ON THE FOLLOWING PAGE)

(10) Held  an aggregate of 12,838 shares under the Restricted Plan still subject to restrictions as of  December 31, 1994 with  an aggregate total value  of
     $97,774;  restrictions have lapsed, or will lapse, on 812 shares on each of
     March 18, 1995, 1996 and 1997; on 2,000 shares on April 23, 1995; on  3,000 shares  on December 12,  1995; and on  2,700 shares when  the average stock price over a  90-day period is  at least  $13.50 or on  February 10,  2002, whichever is earlier.

(11) Held an aggregate of 13,538 shares under the Restricted Plan still subject to restrictions as of December 31, 1994 with an aggregate total value of $101,549; restrictions have lapsed, or will lapse, on 812 shares on each of March 18, 1995, 1996 and 1997; on 2,700 shares on March 19, 1995; on 3,000 shares on December 12, 1995; and on 2,700 shares when the average stock price over a 90-day period is at least $13.50 or on February 10, 2002, whichever is earlier.

STOCK OPTION PLANS AND SAR PLAN

    The Company currently maintains the Option Plans, such plans having the same terms and conditions, pursuant to which options to purchase shares of the Company's Common Stock are outstanding or available for future grants. All options to purchase Common Stock are granted by the Compensation Committee, except for options granted to the Chief Executive Officer, which are recommended by the Compensation Committee and approved by the Board of Directors (excluding Mr. Burguieres).

    All stock options granted prior to 1993 have a term of five years and are exercisable at a rate of one-third each year beginning one year after the grant date. All stock options granted beginning in 1993 have a term of 10 years and are exercisable at a rate of one-third each year beginning one year after the grant date. The exercise price is payable in cash, shares of Common Stock (subject to certain limitations), broker-financed cashless exercises or some combination of these approaches. No employee has any rights as a shareholder of any shares subject to an option until the exercise price has been paid and the shares issued to the employee.

    The Company maintains the SAR Plan pursuant to which the Company could, prior to March 20, 1992, grant SARs to eligible employees of the Company. The SAR Plan was originally implemented to allow executives and certain other stock option plan participants to tender their options to the Company in exchange for cash equal to the "spread" in the option (in other words, the difference between the market value of the Common Stock on the date of grant and the market value of the Common Stock on the date the option is exercised). Effective March 19, 1992, the SAR Plan was amended to provide that no new awards may be made pursuant to such plan after that date. SARs awarded under the SAR Plan prior to that date remain in effect and are not affected by the amendment.

    The following table sets forth certain information regarding stock options granted during fiscal year 1994 to the persons named in the Summary Compensation Table above. The hypothetical present values on the date of grant of stock options granted in 1994 shown below are presented pursuant to the Commission's rules and are calculated under a modified Black-Scholes Model (the "Model") for pricing options. This hypothetical value of options trading in the stock market bears little relationship to the compensation cost to the Company or potential gain realized by an executive. The actual amount, if any, realized upon exercise of stock options will depend upon the market price of the Company's Common Stock relative to the exercise price per share of Common Stock at the time the stock option is exercised. There is no assurance that the hypothetical present values of stock options reflected in this table actually will be realized.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                    INDIVIDUAL GRANT
- ----------------------------------------------------------------------------------------  GRANT DATE
                                          (B)           (C)                                VALUE(3)
                                     -------------  -----------                           -----------
                                       NUMBER OF    % OF TOTAL
                                      SECURITIES      OPTIONS        (D)                      (F)
                                      UNDERLYING    GRANTED TO   -----------     (E)      -----------
                (A)                     OPTIONS      EMPLOYEES   EXERCISE OR  ----------  GRANT DATE
- -----------------------------------     GRANTED      IN FISCAL   BASE PRICE   EXPIRATION    PRESENT
               NAME                     (#)(1)         YEAR      ($/SHARE)(2)    DATE      VALUE ($)
- -----------------------------------  -------------  -----------  -----------  ----------  -----------
Philip Burguieres..................       55,000          18.0        9.875   02/10/2004     317,350
M. E. Eagles.......................       20,000           6.6        9.875   02/10/2004     115,400
James R. Burke.....................       12,000           3.9        9.875   02/10/2004      69,240
Norman W. Nolen....................       12,000           3.9        9.875   02/10/2004      69,240
H. Suzanne Thomas..................       12,000           3.9        9.875   02/10/2004      69,240

- ------------------------
(1) Options granted in 1994 are exercisable starting 12 months after the grant date, with 33 1/3% of the shares covered thereby becoming exercisable at that time and an additional 33 1/3% becoming exercisable on each successive anniversary date, with full vesting occurring on the third anniversary date. Under the terms of the Option Plans, the Compensation Committee retains the discretion, subject to plan limits, to modify the terms of outstanding options, including the exercise price and expiration date in certain events.

(2) The exercise price and tax withholding obligations related to the exercise may be paid by delivery of already-owned shares of Common Stock or by offsetting a portion of the underlying shares, subject to certain conditions.

(3) The present values on grant date are calculated under the Model modified to give effect to the expected dividend rate of the Company's Common Stock and non-transferability factors such as timing, vesting, liquidity and freely-traded status. The Model is a mathematical formula used to value options traded on stock exchanges. This formula considers a number of factors to estimate the option's present value, including the stock's volatility (based on 36 months of historical stock price trading data), dividend rate (0%), exercise period of the option (10 years), interest rate (risk free rate of 5.9%) and vesting schedule (adjusted for risk of forfeiture during three-year vesting period).

    The following table shows aggregate option and SAR exercises during fiscal year 1994 and December 31, 1994 values for the Chief Executive Officer and the four most highly compensated executive officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                           (D)
                                                              -----------------------------               (E)
                                                                                             ------------------------------
                                                                  NUMBER OF SECURITIES
                                                                       UNDERLYING             VALUE OF UNEXERCISED IN-THE-
                             (B)                 (C)            UNEXERCISED OPTIONS/SARS      MONEY OPTIONS/SARS AT FY-END
        (A)           -----------------  -------------------          AT FY-END (#)                      ($)(1)
- --------------------   SHARES ACQUIRED          VALUE         -----------------------------  ------------------------------
        NAME           ON EXERCISE (#)     REALIZED($)(1)      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- --------------------  -----------------  -------------------  --------------  -------------  ---------------  -------------
Philip Burguieres...              0                   0       143,333/62,500     91,667/0    618,749/284,375     61,876/0
M.E. Eagles.........              0                   0              5,000/0     30,000/0            9,375/0     16,250/0
James R. Burke......              0                   0         17,333/6,834     19,334/0      80,334/35,876     12,251/0
Norman W. Nolen.....              0                   0        24,166/10,250     19,334/0      96,436/43,500     12,251/0
H. Suzanne Thomas...              0                   0        24,666/15,500     19,334/0     104,749/66,375     12,251/0

- ------------------------------
(1)  Market  value of  underlying securities  at exercise  date or  year-end, as
     appropriate,  minus   the  exercise   or  base   price  of   "in-the-money"
     options/SARs.

DEFINED BENEFIT PLAN

    The Company maintains a defined benefit plan called the Weatherford Pension Plan (the "Pension Plan") for U.S. employees of the Company and certain of its subsidiaries, including executive officers, which was adopted as of January 1, 1992.

    The following table sets forth the estimated annual benefit payable upon normal retirement at age 65 as a straight-life annuity to persons in specified remuneration and years of service classifications.

                            PENSION PLAN TABLE(1)(2)

                                                           YEARS OF CREDITED SERVICE
ASSUMED 10-YEAR                         ---------------------------------------------------------------
FINAL AVERAGE PAY                           15           20           25           30           35
- --------------------------------------  -----------  -----------  -----------  -----------  -----------
$100,000..............................  $    13,500  $    18,000  $    22,500  $    27,000  $    31,500
 200,000..............................       27,000       36,000       45,000       54,000       63,000
 300,000..............................       40,500       54,000       67,500       81,000       94,500
 400,000..............................       54,000       72,000       90,000      108,000      126,000
 500,000..............................       67,500       90,000      112,500      135,000      157,500
 600,000..............................       81,000      108,000      135,000      162,000      189,000
 700,000..............................       94,500      126,000      157,500      189,000      220,500
 800,000..............................      108,000      144,000      180,000      216,000      252,000

- ------------------------
(1) Estimated annual benefits shown above are overstated as they reflect the higher accrual rate (.9%) based on final average pay both over and under a participant's Covered Compensation (as defined below). Generally the accrual rate is .45% plus an additional .45% for pay in excess of the lesser of 125% of the participant's Covered Compensation and the current taxable wage base. "Covered Compensation" is the average of the Social Security Wage Bases during the 35-year period ending with the year the employee reached Social Security Retirement Age. Benefits are not subject to deductions for Social Security benefits or any other offset amounts.

(2)  The limits imposed by the Code are not reflected in this table.

    The remuneration covered by the Pension Plan consists only of the salaries paid to Pension Plan participants, as set forth in column (c) of the Summary Compensation Table. Bonuses, including the bonuses set forth in column (d) of that table, are excluded. Credited service for purposes of the Pension Plan is all service with the Company after January 1, 1992. Each of Messrs. Burguieres, Burke and Nolen and Ms. Thomas has three years of credited service under the Pension Plan, and Mr. Eagles has two years of credited service under the Pension Plan. The Pension Plan provides for (i) normal retirement at age 65 with an early retirement option at age 55 for eligible employees, (ii) a vested benefit after five years of vesting service, (iii) retirement income of approximately 32 percent of final average earnings after 35 years of credited service and (iv) spouse and disability benefits.

    The Company also maintains the SERP, adopted January 1, 1992, to supplement the retirement benefit to be paid pursuant to the Pension Plan to certain employees designated by the Compensation Committee, including the executive officers named in the Summary Compensation Table. During 1994, the Code limited the pension under the Pension Plan to $118,800 and limited the compensation used to calculate the pension to $150,000; these amounts are indexed annually to the changes in Social Security benefits. If the pension to certain employees would be limited by Section 415 of the Code or if the participant's compensation used to calculate the pension would be limited by the Code, such amounts otherwise payable to the Pension Plan participant pursuant to the Pension Plan would be paid directly to such participant by the Company in full, pursuant to the provisions of the SERP. The purpose of the SERP is to pay each employee the full retirement benefit otherwise payable to him or her but for the benefit limitations imposed by the Code. In addition, bonuses, including the bonuses set forth in column (d) of the Summary Compensation Table, are included in compensation for purposes of the SERP.

COMPENSATION OF DIRECTORS

    During 1994, all members of the Board of Directors who were not employees of the Company were paid a quarterly retainer fee of $2,500 and a fee of $1,000 for attendance at each meeting of the Board of Directors. Additionally, committee members were paid a fee of $1,000 for attendance at each meeting of a committee of the Board of Directors on which they serve.

    The Company maintains the Director Retirement Plan, effective January 1, 1994, pursuant to which each non-employee director who has completed five years or more of service at the time he ceases to be a director will receive an annual deferred compensation benefit equal to between 50 percent and 100 percent, depending on his years of service, of his annual cash retainer fee paid for the year in which he ceases to be a director. The benefit will be paid for the lesser of the number of months of his service as a director or 120 months.

    The Company also maintains the Deferred Director Plan, effective January 1, 1995, pursuant to which each non-employee director can defer all or a portion of his retainer fee or meeting fees and receive a market rate of return on such deferred amounts.

    During 1994, the Company paid Mr. Elliott consulting fees totalling $5,000.

EMPLOYMENT CONTRACT AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    The Company currently has Change of Control Agreements (the "Severance Agreements") with Messrs. Burguieres, Eagles, Burke and Nolen and Ms. Thomas. The purpose of the Severance Agreements is to encourage the executive officers to continue to carry out their duties with the Company in the event of a "change of control" of the Company. Under each Severance Agreement, a change of control of the Company is deemed to have occurred if (i) any person or group of persons acting in concert becomes the beneficial owner of 20 percent or more of the outstanding shares of Common Stock or the combined voting power of the Company's voting securities, with certain exceptions; (ii) individuals who as of the date of such agreement constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof; (iii) there occurs a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the Company's assets, unless after the transaction, all or substantially all of those persons who were the beneficial owners of Common Stock prior to the transaction beneficially own more than 60 percent of the then outstanding common stock of the resulting corporation, no person who did not own Common Stock prior to the transaction beneficially owns 20 percent or more of the then outstanding common stock of the resulting corporation, and at least a majority of the Board of Directors of the corporation resulting from such transaction were members of the Board of Directors of the Company at the time such Severance Agreement was approved by the Board of Directors or executed; or
(iv) the stockholders of the Company approve a complete liquidation or dissolution of the Company.

    Each of the Severance Agreements provides for severance payments in the event of termination of the executive officer's employment within a specified period after a change in control of the Company (three years for the Chief Executive Officer and two years for other executive officers), unless the executive's employment is terminated by the Company or its successor for "cause" or "disability", because of the executive's death or "retirement" or by the executive's voluntary termination for other than "good reason", in each case as such terms are defined in the Severance Agreement. The benefits may consist of the following: (a) an amount equal to three times for the Chief Executive Officer, and two times for the other executive officers, the highest salary plus bonus paid to such executive in any of the five years preceding the year of termination of employment; (b) salary and bonus (prorated based on the highest bonus earned in the preceding three years) to the date of termination; (c) an amount equal to the amount that would be payable if all unvested retirement plan benefits were vested; (d) an amount equal to the amount that would have been contributed as the Company match under the Company's 401(k) Savings Plan and the 401(k) Excess Plan for three years for the Chief Executive Officer and two years for other executive officers; and (e) an amount equal to the amount the executive would have received as a car allowance for three years for the Chief Executive Officer and two years for other executive officers. In addition, if an executive is terminated within a specific period after a change of control, all outstanding stock options granted under any of the Company's Option Plans and all outstanding SARs issued under the SAR Plan would automatically vest and the executive would have the right to either exercise such options and SARs for seven months after his date of termination (or until the stated termination of such options and SARs, if shorter) or to surrender for cash all such options and SARs, unless to do so would cause a transaction otherwise eligible for pooling of interests accounting treatment under Accounting Principles Board Opinion No. 16 ("APB No. 16") to be ineligible for such treatment, in which case the executive would receive shares of Common Stock equal in value to the cash he or she would have received. Ownership restrictions on shares granted under the Restricted Plan would also be terminated in the event of an executive's termination during this period. All health and medical benefits would also be maintained after termination, for three years for the Chief Executive Officer and two years for other executive officers, if the executive makes his or her required contribution. Under the Deficit Reduction Act of 1984, severance payments that exceed a certain amount subject both the Company and the executive to adverse U.S. Federal income tax consequences. Each of the Severance Agreements provides that the Company shall pay the executive a "gross-up payment" to ensure that the executive receives the total benefit intended thereby.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Greehey, Brown and Moses served as members of the Compensation Committee during 1994. During 1994, no member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company of any of its subsidiaries.

    During 1994, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

PERFORMANCE GRAPH

    The following Performance Graph compares the Company's cumulative total stockholder return on its Common Stock for a five-year period (December 31, 1989 to December 31, 1994) with the cumulative total return of the S&P 500 Index and a peer group consisting of the 18 companies in the Value Line Investment Survey Index for the Oilfield Services Group (the "Peer Group"). The graph assumes $100 was invested on December 31, 1989 in the Company's Common Stock, the S&P 500 Index and the Peer Group. Dividend reinvestment has been assumed, and investment has been weighted to reflect relative stock market capitalization.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                OF WEATHERFORD, S&P 500 INDEX AND THE PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           WEATHERFORD    S&P 500 INDEX    PEER GROUP
1989                100              100           100
1990                145               97           110
1991                 90              126           101
1992                118              136           100
1993                213              150           109
1994                195              152           100

* Prepared by Standard & Poor's Compustat Services

    The Peer Group consists of Baker Hughes Incorporated, BJ Services Company, Daniel Industries, Inc., Dresser Industries, Inc., Enterra Corporation, Global Marine, Inc., Halliburton Co., Helmerich & Payne, Inc., McDermott International, Inc., Nabors Industries, Inc., Parker Drilling Co., Production Operators Corporation, Rowan Companies, Inc., Schlumberger Ltd., Smith International, Inc., Tidewater, Inc., Varco International, Inc. and Western Atlas, Inc. Weatherford used the Value Line Investment Survey Index for the Oilfield Services Group for purposes of last year's Performance Graph, but the companies comprising that group, selected by Value Line, included Reading & Bates, Inc. and The Western Company of North America, and did not include BJ Services Company, Nabors Industries, Inc. and Western Atlas, Inc.

    The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Exchange Act, or to the liabilities of Section 18 under the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company and one of its subsidiaries paid Olympia Travelers, a travel agency in Houston, Texas, an aggregate amount of approximately $143,000 in 1994 for commercial airline tickets purchased through the travel agency. Olympia Travelers was owned by the brother-in-law of Mr. Moses, a director of the Company, for a portion of 1994. The fees earned by Olympia Travelers in connection with the services it provides to its customers, including the Company, are paid for by the airlines from which airline tickets are purchased. The Company may use the services of Olympia Travelers in 1995.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than 10 percent of a registered class of the Company's equity securities file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. In addition, trusts in which a director, executive officer or greater than 10 percent stockholder is a trustee, and that person or a member of his or her immediate family is a beneficiary, have a separate filing obligation even where the individual reports in his or her own filings the trust's transactions and holdings in equity securities of the Company. Directors, executive officers and greater than 10 percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based  solely on a review  of the copies of  the
Section 16(a) reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10 percent beneficial owners were complied with, except as follows: the Form 5 filed by each of Messrs. Burguieres, Burke and Nolen and Ms. Thomas included incorrect information with respect to each such person's ownership of Common Stock the Company's 401(k) Savings Plan as of December 31, 1994. Each person has subsequently filed an amended Form 5 to reflect the proper ownership.

        PROPOSAL TO APPROVE THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                  (PROPOSAL 2)

    On March 16, 1995, the Board of Directors adopted, subject to stockholder approval, the Non-Employee Director Stock Option Plan (the "Director Option Plan"), which provides for the granting of stock options, not intended to qualify as incentive stock options as described in Section 422A of the Code, to purchase up to 120,000 shares of Common Stock to non-employee directors of the Company. The purpose of the Director Option Plan is to promote the achievement of the Company's long-term objectives by linking the personal interests of the non-employee directors to those of the Company's stockholders and to attract and retain persons of outstanding competence to serve as directors of the Company. The Director Option Plan, and all options granted thereunder, are subject to, and may not be exercised before, the approval of the Director Option Plan by the holders of a majority of the outstanding shares of the Company's Common Stock on or before the expiration of 12 months after March 16, 1995. The following summary of the Director Option Plan is necessarily incomplete and is, therefore, qualified in its entirety by reference to the Director Option Plan itself.

    ADMINISTRATION. The Director Option Plan is to be administered by the Compensation Committee. However, as the Director Option Plan is intended to comply with the "formula award" exception for grants, as set forth in the rules promulgated under the Exchange Act, the Compensation Committee shall have no power to determine the eligibility for options, the timing of options, the number of shares of Common Stock covered by options granted, the option exercise price or the vesting schedule for options.

    SHARES SUBJECT TO OPTION. A total of 120,000 shares of Common Stock will be made available for the granting of options under the Director Option Plan. Common Stock issued upon the exercise of options granted under the Director Option Plan may consist of authorized but unissued shares or shares reacquired by the Company and held as treasury stock. If an option under the Director Option Plan expires or terminates before it has been exercised in full, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to the granting of options under the Director Option Plan. The number of shares available for the granting of options and subject to issuance upon the exercise of any outstanding options, and option prices, as herein described, are to be adjusted upward or downward, as the case may be, in the event of any subdivision or consolidation of shares or other capital readjustment, payment of a stock dividend, merger, consolidation or similar transaction affecting the shares.

    ELIGIBILITY. Only non-employee directors of the Company are eligible to participate in the Director Option Plan. There are currently six non-employee directors.

    OPTION GRANTS. Each non-employee director on March 16, 1995 was granted an option to purchase 5,000 shares of Common Stock. Each individual elected after that date as a non-employee director of the Company will receive an option to purchase 5,000 shares upon his election. In addition, each non-employee director on the day following each annual meeting of stockholders will receive on that day an option to purchase 1,000 shares of Common Stock.

    OPTION PRICE. The exercise price per share available for purchase under an option will be the fair market value of a share of Common Stock on the date of grant. A holder of an option granted under the Director Option Plan may exercise his option by paying the option exercise price in cash, or, subject to certain conditions, in whole or in part in shares of Common Stock previously acquired by such holder. However, the Compensation Committee may in its discretion refuse to accept the shares tendered in payment of the option exercise price.

    DURATION OF OPTIONS. Options are exercisable for ten years after the date such option is granted.

    TRANSFERABILITY. Options granted under the Director Option Plan will be transferable only by will or under the laws of descent and distribution.

    EXERCISE OF OPTIONS. Options shall become exercisable in whole beginning six months after the date of grant. If a holder ceases to be a director of the Company for any reason other than death, disability or retirement, all options not then exercisable shall terminate and all then outstanding vested options shall be exercisable for a period ending on the earlier of the expiration date of the options and six months following his termination. In the event of the death, disability or retirement of an optionee before the date of expiration of such options, all then outstanding options (including those not vested) shall be vested and such options shall be exercisable for a period ending on the earlier of the expiration date of the options and one year after the date of death, disability or retirement.

    CHANGE OF CONTROL. The Director Option Plan provides that if there is a change of control (as defined below), a director has the right to (i) surrender all outstanding options, whether or not then exercisable, for a cash payment equal to the amount by which the option price for shares covered by the option is exceeded by the then fair market value of such shares, or, if applicable, the price for such shares offered to stockholders of the Company in connection with any such change of control, unless to do so would cause a transaction otherwise eligible for pooling of interests accounting treatment under APB No. 16 to be ineligible for such treatment, in which the case the director would receive shares of Common Stock equal in value to the cash payment he would have received, or (ii) exercise all outstanding options, which would automatically vest, for a period ending on the earlier of the expiration date of the options and seven months after the date of his termination as a director. The Director Option Plan defines a "change of control" as (i) a third person becoming the beneficial owner of 20 percent or more of the voting securities of the Company;
(ii) a situation where, as a result of a contested election for directors, the persons who were directors of the Company before the election cease to constitute a majority of the Board of Directors; or (iii) any merger or consolidation of the Company, regardless of whether the Company is the surviving corporation, the dissolution of the Company, or the sale of all or substantially all of the Company's assets to any other person or entity. The acceleration of vesting or the use of Company funds for payment of cash to option holders upon the occurrence of a change of control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging such fundamental corporate changes.

    AMENDMENTS. The Board of Directors of the Company has the power to modify, revise or terminate the Director Option Plan. However, unless it shall have obtained the approval of the stockholders of the Company, the Board of Directors may not (i) materially increase the benefits accruing to persons holding options granted under the Director Option Plan; (ii) change the aggregate number of shares of Common Stock issuable upon the exercise of options granted under the Director Option Plan; or (iii) change the class of employees eligible to receive options. In no event may the Director Option Plan be amended more frequently than once every six months.

    EFFECTIVE DATE AND DURATION. The Director Option Plan shall become effective as of March 16, 1995, if within one year after that date the Director Option Plan is approved by the stockholders of the Company. No option will be granted under the Director Option Plan after March 15, 2005.

    NEW PLAN BENEFITS. No options to purchase shares of Common Stock were granted to non-employee directors of the Company under the Director Option Plan or any similar plan during 1994. The following options have been or will be granted under the Director Option Plan during 1995, subject to stockholder approval of the Director Option Plan.

                        NAME AND POSITION                          SHARES SUBJECT TO OPTION   OPTION PRICE
- -----------------------------------------------------------------  -------------------------  -------------
Directors:
  Thomas N. Amonett..............................................              5,000            $    9.25
                                                                               1,000                *
  Thomas C. Brown................................................              5,000            $    9.25
                                                                               1,000                *
  William E. Greehey.............................................              5,000            $    9.25
                                                                               1,000                *
  John W. Johnson................................................              5,000            $    9.25
                                                                               1,000                *
  Robert K. Moses................................................              5,000            $    9.25
                                                                               1,000                *
  W. Randolph Smith..............................................              5,000            $    9.25
                                                                               1,000                *

Nominees for Director:
  J. Kelly Elliott...............................................              5,000               **
                                                                               1,000                *

- ------------------------
*  Fair market value on May 20, 1995.
** Fair market value on May 19, 1995.

    VALUATION. The fair market value of the Common Stock was $10.625 per share on April 3, 1995.

    TAX CONSEQUENCES. The grant of options under the Director Option Plan will not result in income tax consequences to either the Company or the optionee. The optionee will generally realize ordinary income in the year in which the option is exercised in an amount equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. The Company ordinarily will be entitled to a tax deduction in an amount equal to the amount of ordinary income realized by the optionee with respect to exercised options in the taxable year in which the optionee realizes the income.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL

    The Board of Directors has unanimously approved the Director Option Plan. However, the Director Option Plan will not be implemented unless the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the 1995 Annual Meeting, vote "for" the approval of the Director Option Plan. The enclosed form of proxy provides a means for a stockholder to vote for the approval of the Director Option Plan, to vote against such approval or to abstain from voting on the proposal. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder executes and returns a proxy but does not specify otherwise, the shares represented by such stockholder's proxy will be voted "for" the approval of the Director Option Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

             PROPOSAL TO AMEND THE 1987 AND 1991 STOCK OPTION PLANS
                                  (PROPOSAL 3)

    On February 13, 1995, the Compensation Committee approved amendment of each of the 1987 Stock Option Plan (the "1987 Option Plan") and the 1991 Stock Option Plan (the "1991 Option Plan", and together with the 1987 Option Plan, collectively, the "Option Plans"), and on March 16, 1995, the Board of Directors ratified such action. The Company's stockholders are being asked to approve amendments to the Option Plans which will (i) establish the maximum number of shares of Common Stock for which any one individual may be granted a stock option under either Option Plan at 200,000 shares; (ii) provide that options granted under an Option Plan will be granted at not less than the fair market value of the Common Stock on the grant date; and (iii) revise the existing provision in each Option Plan, which requires the mandatory surrender of outstanding options for a cash payment equal to the difference between the option exercise price and the fair market value of the Common Stock in the event of the occurrence of certain fundamental corporate changes (the "change of control provision"). The proposed amendment to the change of control provision would provide that in lieu of the mandatory surrender of options for a cash payment, the optionee would have the right to (a) surrender all outstanding options for a cash payment, unless to do so cause the transaction not to be eligible for pooling of interests accounting treatment under APB No. 16, in which case the optionee would receive shares of Common Stock, or (b) exercise all outstanding options, which would automatically vest, for a period ending on the earlier of the expiration of the options and three months after the date of optionee's termination of employment.

    The purpose of these amendments is to (i) ensure that any compensation deemed paid to the Company's executive officers upon their exercise of outstanding stock options under the Option Plans will remain deductible by the Company and will not be subject to the $1 million limitation per covered individual on the deductibility of compensation paid to certain executive officers of the Company, imposed by Section 162(m) of the Code; and (ii) amend the change of control provision in each Option Plan such that a transaction that is beneficial to the Company and its stockholders is not discouraged or defeated by virtue of the transaction not being eligible for the pooling of interests accounting treatment.

    Each of the Option Plans has been approved previously by the stockholders of the Company. Certain aspects of the Option Plans are described under the subcaption "Stock Option Plans and SAR Plan" under "Executive Compensation" above. The following summary of the major provisions of each Option Plan, including the amendments thereto approved by the Board of Directors and proposed herein, is necessarily incomplete and is, therefore, qualified in its entirety by reference to the detailed provisions of each Option Plan.

    ADMINISTRATION. Each Option Plan is to be administered by a committee consisting of not less than three members of the Board of Directors, all of whom shall be disinterested persons (the "Committee"). The Committee has the authority to determine which eligible employees of the Company shall receive options under the Option Plan, the times at which the options are to be granted, whether such options shall constitute incentive stock options ("Incentive Options"), as described in Section 411A of the Code, or options not intended to qualify as Incentive Options ("Nonqualified Options"), the number of shares covered by the option in each case, the duration of the options, when the options may be exercised and other terms and conditions applicable to each option granted under the Option Plan.

    SHARES SUBJECT TO OPTION. A total of 147,134 shares of the Company's Common Stock currently are subject to options granted under the 1987 Option Plan and 2,035 shares currently are available for future option grants under the 1987 Option Plan, while 1,020,192 shares currently are subject to options granted under the 1991 Option Plan and 620,936 shares currently are available for future option grants under the 1991 Option Plan. Common Stock issued upon the exercise of options granted under either Option Plan may consist of authorized but unissued shares or shares reacquired by the Company and held as treasury stock. If an option under either Option Plan expires or terminates before it has been exercised in full, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to the granting of options under the Option Plan. The number of shares available for the granting of options and subject to issuance upon the exercise of any outstanding options, and option prices, as herein described, are to be adjusted upward or downward, as the case may be, in the event of any subdivision or consolidation of shares or other capital readjustment, payment of a stock dividend, merger, consolidation or similar transaction affecting the Common Stock.

    ELIGIBILITY. Subject to selection by the Committee, any executive officer or other key employee (who may be a member of the Board of Directors) of the Company, or of any subsidiary corporation, is eligible to be granted one or more Incentive Options under an Option Plan. Subject to selection by the Committee, any executive officer or other key employee (who may be a member of the Board of Directors) of the Company or any parent or subsidiary corporation, and any other person who provides services to the Company and such related corporations, is eligible to be granted one or more Nonqualified Options. Approximately 85 employees of the Company and its subsidiary and affiliated corporations, in addition to the five executive officers named in the Summary Compensation Table, are currently eligible to participate in the Option Plans. There currently are no other persons who would be considered for option grants under an Option Plan.

    OPTION PRICE. The exercise price of each option must be equal to or greater than 100 percent of the fair market value of the Common Stock on the date such option is granted. In the case of an Incentive Option granted under an Option Plan to an employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, the option price per share may not be less than 110 percent of the fair market value of a share of Common Stock on the date the option is granted. A holder of an option granted under the Option Plan may exercise his option by paying the option exercise price in cash, or, subject to certain conditions, in whole or in part in shares of Common Stock previously acquired by such holder. However, the Committee may in its discretion refuse to accept the shares tendered in payment of the option exercise price.

    DURATION OF OPTIONS. Options may be made exercisable during any specified period of time from the date such option is granted, but in no event shall the exercise period of an option exceed ten years. In the case of any employee of the Company who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, the option period for any Incentive Option may not exceed five years.

    MAXIMUM GRANT. The maximum aggregate number of shares for which any one individual may be granted an option under an Option Plan during any 12-month period is 200,000 shares.

    MAXIMUM VALUE OF STOCK SUBJECT TO INCENTIVE OPTIONS. Incentive Options to purchase shares of Common Stock having an aggregate fair market value as of the date of grant of no more than $100,000 may be exercisable for the first time by the optionee in any calendar year.

    TRANSFERABILITY. Options granted under an Option Plan will be transferable only by will or under the laws of descent and distribution.

    EXERCISE OF OPTIONS. Options shall become exercisable from time to time, in whole or in part, beginning one year after the date of grant. Except as provided otherwise herein, an option is exercisable by the optionee only while the individual continues the employment relationship or other affiliation with the Company. If an optionee retires under the then established rules of the Company, if he terminates employment by reason of disability, or if his employment terminates by reason of a change of control (as described below), his then outstanding vested options shall be exercisable for a period ending on the earlier of the expiration date of the options and three months following his termination. In the event of the death of an optionee before the date of expiration of such option, such option will terminate on the earlier of such date of expiration and one year following the date of death. If an optionee's employment is terminated for reasons other than retirement, disability, change of control or death, and provided such termination did not occur because of his dishonesty or competition, his then outstanding vested options shall be exercisable for a period ending on the earlier of the expiration date of such options and 30 days following his termination.

    CHANGE OF CONTROL. Each Option Plan provides that if there is a fundamental corporate change, an optionee has the right to (i) surrender all outstanding options, whether or not then exercisable, for a cash payment equal to the amount by which the option price for shares covered by the option is exceeded by the then fair market value of such shares, or, if applicable, the price for such shares offered to stockholders of the Company in connection with any such fundamental corporate change, unless to do so would cause a transaction otherwise eligible for pooling of interests accounting treatment under APB No. 16 to be ineligible for such treatment, in which the case the optionee would receive shares of Common Stock equal in value to the cash payment he would have received, or (ii) exercise all outstanding options, which would automatically vest, for a period ending on the earlier of the expiration date of the options and three months after the date of his termination of employment. The Option Plans include as a fundamental corporate change (i) a change of control, defined as a third person becoming the beneficial owner of 20 percent or more of the voting securities of the Company, without the consent of the Board of Directors, or a situation where, as a result of a contested election for directors, the persons who were directors of the Company before the election cease to constitute a majority of the Board of Directors; (ii) any merger or consolidation of the Company in which the Company is not the surviving corporation; (iii) the dissolution of the Company; or (iv) the sale of all or substantially all of the Company's assets to any other person or entity. The acceleration of vesting or the use of Company funds for payment of cash to option holders upon the occurrence of a fundamental corporate change may be seen as an anti-takeover provision and may have the effect of discouraging such fundamental corporate changes.

    AMENDMENTS. The Board of Directors of the Company has the power to modify, revise or terminate the Option Plans. However, unless it shall have obtained the approval of the stockholders of the Company, the Board of Directors may not (i) materially increase the benefits accruing to persons holding options granted under either Plan; (ii) change the aggregate number of shares of Common Stock issuable upon the exercise of options granted under either Option Plan; (iii) reduce the per share exercise price of any option to an amount less than the fair market value per share at the time the option is granted; or (iv) change the class of employees eligible to receive options. The Board of Directors will also have the power to make such changes in the Option Plans or in any outstanding Incentive Option granted under an Option Plan to qualify as an incentive stock option or other stock option that will receive preferential federal income tax treatment.

    NEW PLAN BENEFITS. The proposed amendments to establish a maximum grant level and to establish that options will be granted at the fair market value of the Common Stock on the date of grant do not afford new or additional benefits to optionees under either Option Plan. The benefits received by or amounts allocable to optionees under either Option Plan as a result of the proposed amendment to the change of control provision are not determinable.

    VALUATION. The fair market value of the Common Stock was $10.625 per share on April 3, 1995.

    EFFECTIVE DATE AND DURATION. The 1987 Option Plan became effective as of March 18, 1987 and no option will be granted under this plan after March 17, 1997. The 1991 Option Plan became effective as of March 19, 1991, and no option will be granted under this plan after March 18, 2001.

    TAX CONSEQUENCES. The grant of Incentive Options under an Option Plan will not result in income tax consequences to either the Company or the optionee. Persons exercising Incentive Options granted under the Option Plans generally will not realize ordinary income in the year in which the Incentive Option is exercised, although the exercise will result in an adjustment for calculating the alternative minimum taxable income and may require the payment of an alternative minimum tax. Such persons generally are expected to realize income in the year in which the shares purchased are sold or disposed of, in an amount equal to the excess of the amount received from the sale of such shares over the exercise price paid for such shares. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these holding periods is not satisfied, then a disqualifying disposition will result. If a qualifying disposition is made, the gain will be taxed to the optionee as capital gain. If a disqualifying disposition occurs, the gain will be taxed to the optionee as ordinary income. If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to a tax deduction in the taxable year in which such disposition occurs in an amount equal to the income realized by the optionee in the taxable year in which he realizes the income. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    The grant of Nonqualified Options under an Option Plan will not result in income tax consequences to either the Company or the optionee. An optionee will generally realize ordinary income in the year in which a Nonqualified Option is exercised in an amount equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price. The Company ordinarily will be entitled to a tax deduction in an amount equal to the amount of income realized by the optionee with respect to the exercised option in the taxable year in which the optionee realizes the income.

    In situations where options are exercised following a fundamental corporate change, income recognized by optionees upon exercise of options may constitute "parachute payments" under certain provisions of the Deficit Reduction Act of 1984 ("DEFRA"). In general, a "parachute payment" is any payment made in the nature of compensation to a "disqualified individual" that is contingent on a change in the ownership or effective control of a corporation, but only if the aggregate present value of all such payments to the "disqualified individual" equals or exceeds three times such person's "base amount". In general, a "disqualified individual" would include a participant in the Option Plans who is a substantial shareholder, a corporate officer or a highly compensated employee of the Company. In general, an individual's "base amount" is his average annual income in the nature of compensation in the five years preceding the change of control. An "excess parachute payment" is any "parachute payment" in excess of the "base amount" that is not shown by the recipient to be reasonable compensation for personal service actually rendered or to be rendered. To the extent income recognized by a participant upon exercise of options constitutes an "excess parachute payment", no deduction would be allowed to the Company and a nondeductible 20 percent excise tax would be imposed on the recipient of such "excess parachute payment". In determining the amount of "parachute payment" with respect to any "disqualified individual", amounts (if any) payable to such individual under the Company's SAR Plan, the Restricted Plan or any other plan (other than plans qualified under Section 401(a), 403(a) or 408(k) of the Code) maintained by the Company, or pursuant to any applicable severance pay agreements that are determined to be contingent upon a change of ownership or effective control, would be aggregated with such amounts payable under the Option Plans. Regulations indicate that the determination of what portions of such payment constitute reasonable compensation and the determination of which payments to such individual were contingent upon the change of ownership or effective control of the Company must be made on the basis of all relevant facts and circumstances. Accordingly, the Company is unable to predict what payments made under the Option Plans, if any, would constitute "excess parachute payments" if a fundamental corporate change of the Company were to occur.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL

    The Board of Directors has unanimously approved the proposed amendments to the Option Plans. However, the proposed amendments will not be implemented unless the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the 1995 Annual Meeting, vote "for" the approval of the amendments to the Option Plans. The enclosed form of proxy provides a means for a stockholder to vote for the approval of the amendments to the Option Plans, to vote against such approval or to abstain from voting on the proposal. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a stockholder executes and returns a proxy but does not specify otherwise, the shares represented by such stockholder's proxy will be voted "for" the approval of the amendments to the Option Plans.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE 1987 STOCK OPTION PLAN AND THE 1991 STOCK OPTION PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Arthur Andersen LLP as the Company's principal independent public accountants for the current year. Representatives of Arthur Andersen are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                       PROPOSALS FOR NEXT ANNUAL MEETING

    Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 1996 must be received by the Company, addressed to the Secretary of the Company at P.O. Box 27608, Houston, Texas 77227-7608, no later than December 8, 1995, to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                              FRIDAY, MAY 19, 1995
                                   9:00 A.M.

                                THE RITZ-CARLTON
                              1919 BRIAR OAKS LANE
                                 HOUSTON, TEXAS

                      WEATHERFORD INTERNATIONAL INCORPORATED

                             1991 STOCK OPTION PLAN
                 AS AMENDED AND RESTATED THROUGH FEBRUARY 13, 1995


     1. PURPOSE. This 1991 Stock Option Plan (the "Plan") of Weatherford International Incorporated (the "Company"), for executive officers and other key employees (who may be members of the Board of Directors) of the Company and of certain related corporations, and others providing services to the Company and such related corporations (an "Optionee"), is intended to advance the best interest of the Company and those related corporations by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company and those related corporations--thereby encouraging them to continue their employment or affiliation.

     2. ADMINISTRATION. The Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (hereinafter called the "Committee"); and all questions of interpretation and application of the Plan, or of options granted hereunder (hereinafter called the "Options") shall be subject to the determination, which shall be final and binding, of the Committee. The Committee shall consist of not less than three members of the Board of Directors, all of whom shall be "disinterested persons". A "disinterested person" is a person who at the time he exercises discretion with respect to the grant of any Option is not, and for at least one year prior to that time has not been, eligible to receive options under the Plan or under other similar plans of the Company. A majority of its members will constitute a quorum. All determinations of the Committee will be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members will be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options granted hereunder which are designated as such to qualify as "incentive stock options" ("Incentive Options") as described in section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

     3. (a) SHARES AVAILABLE. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $0.10 par value (the "Stock"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 1,951,200 shares; provided, that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Paragraph 18 hereof. Such shares may be treasury shares or authorized but unissued shares.

            (b) MAXIMUM AWARD. The maximum aggregate number of shares of Stock available for Options to any one Optionee during any 12-month period is 200,000.

            (c) SHARE COUNTING. For purposes of determining at any time the number of shares that remain available for grant under this Plan, the number of shares then authorized pursuant to Section 3 of the Plan shall be (i) decreased by the "gross" number of shares issued pursuant to exercised Options, (ii) decreased by the "gross" number of shares issuable pursuant to outstanding unexercised Options, and (iii) increased by the difference between the "gross" number of Shares and the "net" number of shares issued pursuant to exercised Options. As used herein, the "gross" number of shares refers to the maximum number of shares that may be issued upon the exercise of an Option. The "net" number of shares refers to the net number of shares actually issued to an Optionee upon exercise of an Option, after reducing the "gross" number of shares by the number of shares tendered back to the Company in payment of the Option Price (as defined hereinafter) for the satisfaction of any tax payment obligation. If an Optionee shall forfeit, voluntarily surrender or otherwise permanently lose his or her right to exercise an Option under any provision of this Plan or otherwise, or if any Option shall terminate or expire pursuant to its terms, the shares subject to the Option shall once again be available to be awarded and issued under this Plan pursuant to a new Option grant hereunder.

      4. AUTHORITY TO GRANT OPTIONS. The Committee may grant from time to time to such eligible individuals as it shall from time to time determine an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan. With respect to each Option, the Committee shall specify whether such Option shall constitute an Incentive Option or an Option not intended to qualify as an Incentive Option (a "Nonqualified Option"). Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

     5. ELIGIBILITY. The individuals who shall be eligible to receive Incentive Options shall be such executive officers and other key employees (who may be members of the Board of Directors) of the Company, or of any parent or subsidiary corporation, as the Committee shall determine from time to time.
With respect to Incentive Options, any reference to a parent or subsidiary corporation shall mean a parent corporation within the meaning of section 425(e) of the Code or a subsidiary corporation within the meaning of section 425(f) of the Code. The individuals who shall be eligible to receive Nonqualified Options shall be such executive officers and other key employees (who may be members of the Board of Directors) of the Company, or of any parent or subsidiary corporation, or any other person performing services for the Company or any parent or subsidiary corporation, as the Committee shall determine from time to time. With respect to Nonqualified Options, any reference to a parent corporation shall mean a corporation which has actual control of the Company through its direct or indirect ownership of not less than 51 percent of each class of voting stock of the Company; and any reference to a subsidiary corporation shall mean a corporation of which the Company owns, directly or indirectly, not less than 40 percent of each class of voting stock.

     6. OPTION PRICE. The price at which shares may be purchased pursuant to an Option (the "Option Price") shall be determined by the Committee at the time each Option is granted but shall not be less than 100 percent of the Fair Market Value (as defined hereinafter) of the shares of Stock on the date the Option is granted. In the case of any employee of the Company or a parent or subsidiary corporation who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, the price at which shares may be so purchased under an Incentive Option shall be not less than 110 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted. "Fair Market Value" for purposes of this Plan means the average of the high and low reported sales prices per share of Stock (as reported on the New York Stock Exchange) as of the relevant measuring date, or if there is no sale on the New York Stock Exchange on that date, then as of the next following day on which there is a sale.

     7. DURATION OF OPTIONS. Each Option shall expire on the tenth (10th) anniversary date of its grant. In the case of any employee of the Company who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, no Incentive Option shall be exercisable after the expiration of five years after the date such Incentive Option is granted. The Committee in its discretion may provide that an Option shall be exercisable during such 10-year period or five-year period, as the case may be, or during any lesser period of time.

     8.    MAXIMUM VALUE OF STOCK SUBJECT TO INCENTIVE OPTIONS.
Notwithstanding any other provisions of the Plan to the contrary, the aggregate Fair Market Value (determined as of the date the Incentive Option is granted) of the Stock with respect to which Incentive Options are exercisable for the first time by the Optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation) shall not exceed $100,000.

     9. AMOUNT EXERCISABLE. Each Option may be exercised, so long as it is valid and outstanding, from time to time, in whole or in part, in such manner and subject to such conditions, as the Committee in its discretion may provide in the option agreement (described in Paragraph 22 hereof).

      10.   EXERCISE OF OPTIONS.

            (a) NOTICE. Options shall be exercised by the delivery of written notice (the "Exercise Notice") to the Secretary of the Company setting forth the number of shares with respect to which the Option is to be exercised and the address to which the certificates representing shares of the Stock issuable upon the exercise of such Option shall be mailed (the "Exercise Date"). The date on which the Exercise Notice is delivered to the Company is the "Notice Date".

            (b) PAYMENT. Unless otherwise prescribed by the Committee, the Optionee shall tender to the Company on, or within three business days after, the Exercise Date full payment of the Option Price for the shares of Stock, together with any federal, state or local taxes required to be collected or withheld by the Company in connection with the exercise of the Option ("Taxes"), in cash (by personal check, cashier's check, certified check, bank draft or postal or express money order payable to the order of the Company or by payroll deduction). Alternatively, subject to the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), payment of the Option Price and any Taxes may be made by the Optionee's delivering to the Company the Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company an amount equal to the Option Price of such shares of Stock and any Taxes, such amount being either from loan proceeds or from the sale of the shares of Stock to be issued to the Optionee. Alternatively, unless otherwise provided in the option agreement, payment of the Option Price and any Taxes may be made in whole or in part in shares of Stock previously issued to the Optionee, if at the time of delivery of the Exercise Notice (i) the Company has unrestricted earned surplus in an amount not less than the Option Price of such shares, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding preferred stock of the Company have been fully paid, (iii) the reacquisition or exchange by the Company of its own shares for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any shareholder of the Company and would not result in the Company's being in violation of any agreement by which it is bound, and (iv) there shall have been adopted, and there is in full force and effect, a resolution of the Board of Directors of the Company authorizing the reacquisition by the Company of its own shares for such purpose. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company, in payment of the Option Price of the shares with respect of which such Option is exercised, (i) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims, and encumbrances of every kind, and having a Fair Market Value on the date of delivery of such notice that is not greater than the Option Price of the shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (ii) if the Option Price of the shares with respect to which such Option is to be exercised exceeds the Fair Market Value of such certificates, payment of the difference shall be made as provided above. Notwithstanding the foregoing provisions of this Paragraph 10, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option Price of the shares with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock.

            (c) STOCK PURCHASE AGREEMENT. In its sole and absolute discretion, the Committee may require, as an additional condition to the issuance of Stock upon exercise of an Option, that the Optionee furnish the Committee with an executed copy of a stock purchase agreement, in such form as may be required by the Committee, at the time the Exercise Notice is delivered to the Company or within three business days after the proposed agreement is presented to the Optionee, if later.

            (d) SHARE CERTIFICATES. As promptly as practicable after the receipt by the Company of (i) the Exercise Notice from the Optionee setting forth the number of shares with respect to which such Option is to be exercised,
(ii) payment of the Option Price of such shares in the form required by the foregoing provisions of this Paragraph 10, and (iii) a fully executed stock purchase agreement in the form required by the Committee, if any is so required, the Company shall cause to be delivered to such Optionee (or to a specified escrow agent, if so required under the terms of any applicable stock purchase agreement) certificates representing the number of shares of Stock with respect to which such Option has been so exercised, such certificates to be registered in the name of such Optionee, provided that such delivery shall be considered to have been made when such certificates shall have been mailed, postage prepaid, to such Optionee at the address specified for such purpose in the Exercise Notice from the Optionee to the Company.

            (e) VALUATION. Any calculation with respect to an Optionee's income, required tax withholding or otherwise shall be made using the Fair Market Value of such shares of Stock on the Notice Date, whether or not the Exercise Notice is delivered to the Company before or after the close of trading on that date, unless otherwise specified by the Committee.

      11. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the Optionee.

      12. TERMINATION OF EMPLOYMENT OR AFFILIATION OF OPTIONEE. Except as may be otherwise expressly provided in this Paragraph 12 or elsewhere in the Plan, if the Optionee's employment with the Company is terminated, the Optionee shall have the right to exercise the Option, to the extent to which he was entitled to exercise such Option immediately prior to such termination, at any time during the period ending the earlier of 30 days after such termination and the expiration of the Option. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment or affiliation relationship between the Company and the Optionee shall be determined by the Committee at the time thereof. In the event of the death of the Optionee while affiliated with or in the employ of the Company, or within three months after his retirement or termination due to age or disability as provided below, such Option shall terminate on the earlier of one year following the date of such death and the expiration of the Option. After the death of the Optionee, the time for exercise of the Option shall be accelerated and the Option shall be exercisable in full, and the Optionee's executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Option, in whole or in part, without regard to any limitations set forth in or imposed pursuant to Paragraph 9 hereof. If, before the date of expiration of the Option, the Optionee shall be retired in good standing from the employ of the Company, or the affiliation shall be severed for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of three months after the date of such retirement or severance and the expiration of the Option. In the event of such retirement or severance, the Optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement or severance. For the purpose of determining the employment relationship or other affiliation between the Company and the Optionee, employment by or affiliation with any parent or subsidiary corporation shall be considered employment by or affiliation with the Company.

      13. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares of Stock under any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Securities Act"), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register the shares of Stock covered hereby pursuant to the Securities Act. In the event the shares of Stock issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act:

            "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     14. NO RIGHTS AS STOCKHOLDER. No Optionee shall have rights as a stockholder with respect to shares of Stock covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 18 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     15. EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of an Option shall not impose upon the Company or any parent or subsidiary corporation any obligation to employ or become affiliated with, or continue to employ or be affiliated with, any Optionee; and the right of the Company or any parent or subsidiary corporation to terminate the employment or affiliation of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     16. FORFEITURE FOR COMPETITION. Notwithstanding any other provision of the Plan, if at any time during the term of an Option granted hereunder the Committee finds by a majority vote, after full consideration of the facts presented on behalf of the Company and the Optionee, that such Optionee, without the written consent of the Company, directly or indirectly owns, operates, manages, controls or participates in the ownership, management, operation or control of, or is employed by or is paid as a consultant or as an independent contractor by a business which competes with the Company or any parent or subsidiary corporation in the trade area served by the Company or any parent or subsidiary corporation at any time during the term of the Option but prior to its exercise in full and in which area the Optionee had performed services for the Company or any parent or subsidiary corporation while employed by it, the Optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates and which had been granted to the Optionee by the Committee earlier. The preceding provisions of this Paragraph 16 shall not be deemed to have been violated solely by reason of the Optionee's ownership of a stock or securities of any publicly owned corporation, provided that such ownership does not result in effective control of such corporation, and provided further that written notice of such ownership, if in excess of one percent of the outstanding stock of said corporation, is given to the Committee within 60 days after the later of

(i) the date on which the Optionee is notified of the award of an Option, or
(ii) the date on which such ownership is acquired.

      17. FORFEITURE FOR DISHONESTY. Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by or affiliation with the Company or any parent or subsidiary corporation which damaged the Company or any parent or subsidiary corporation, or for disclosing trade secrets of the Company or any parent or subsidiary corporation, the Optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates and which had been granted the Optionee by the Committee earlier. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or any parent or subsidiary corporation shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any parent or subsidiary corporation in any manner.

      18. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of stock as the result of the event requiring the adjustment; provided in each case that with respect to Incentive Stock Options and Nonqualified Options intended to be qualified as performance-based compensation under Section 162(m)(4)(c) of the Code, no adjustment shall be authorized to the extent that the adjustment would cause the Plan to violate Section 422(b)(1) of the Code or would cause any part of such Option to fail to qualify under Section 162(m) of the Code, as the case may be, or any successor provisions thereto, and provided further, that the number of shares of Stock subject to any Option shall always be a whole number.

            After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, without regard to any limitations set forth or imposed pursuant to Paragraph 9 hereof, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such Optionee had been the holder of record of the number and class of shares of Stock equal to the number and class of shares as to which such Option shall be so exercised.

            Notwithstanding any other provision of this Paragraph 18, if (i) the Company merges or consolidates with any other corporation (other than a wholly owned subsidiary) and is not the surviving corporation (or survives only as a subsidiary of another corporation), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary), (iii) the Company is dissolved or liquidated, or (iv) there is a Change of Control (as hereinafter defined) of the Company that is not approved, recommended or supported by the Board of Directors of the Company in actions taken prior to, and with respect to, such Change of Control, the Optionee shall have the right, within 30 days after the approval by the stockholders of the Company of such merger or consolidation, sale of assets or dissolution or the occurrence of such Change of Control, to elect to surrender all or part of such Options outstanding, irrespective of whether such Options are then exercisable, in exchange for a cash payment by the Company in an amount equal to the number of shares of Stock subject to the Option held by such Optionee multiplied by the difference between the Change of Control Price (as defined below) and the Option Price of a particular Option; provided, however, that if the occurrence of an event specified herein is within six months after the date of grant of a particular Option held by an Optionee who is subject to Section 16(b) of the Exchange Act, any cash payment to the Optionee shall be made on the day which is six months and one day after the date of grant of such Option. Notwithstanding the foregoing, if any right granted pursuant to the foregoing would make any of the occurrences specified above ineligible for pooling of interests accounting treatment under APB No. 16 that but for this provision would otherwise be eligible for such accounting treatment, the Optionee shall receive shares of Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder in substitution for the cash. If an Optionee does not elect to surrender all outstanding Options for a cash payment (or shares of Stock) as provided above, such Options, or replacement or substitution Options to be issued by the surviving or acquiring corporation, shall become fully exercisable, to the extent they are not, and shall remain exercisable for three months after the Optionee's termination of employment or until the stated expiration of the term of the Option, whichever is shorter. In the event that the consideration offered to stockholders of the Company in any transaction described in this paragraph consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

            For purpose of this Plan, "Change of Control" means: a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") acquires of beneficial ownership of 20 percent or more of either (i) the then outstanding shares of Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (a), a Person shall not include the Company or any subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary; or b) as a result of, or in connection with, a contested election for directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors of the Company. The Committee shall determine whether a Change of Control has occurred within the herein meaning and shall determine whether any such Change of Control has been approved, recommended or supported by the Board of Directors of the Company, and its determination shall be final and conclusive.

            For purposes of this Plan, "Change of Control Price" means the higher of (i) the highest reported sales price of a share of Stock in any transaction reported on the New York Stock Exchange during the 60-day period prior to and including the date of the approval by the stockholders of the Company of such merger, sale of assets or dissolution or the occurrence of the Change of Control and (ii) if the Change of Control is the result of a tender or exchange offer, the highest price per share of Stock paid in such tender or exchange offer; provided, however, that in the case of an Option which is held by an Optionee who is subject to Section 16(b) of the Exchange Act and was granted within six months of the occurrence of an event specified herein, then the Change of Control Price for such Option shall be the Fair Market Value of the Stock on the date such Option is cancelled.

            Except as hereinbefore expressly provided, the issue by the Company of shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

      19. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any parent or subsidiary corporation as the result of a merger or consolidation of the employing corporation with the Company or any parent or subsidiary corporation, or the acquisition by the Company or any parent or subsidiary corporation of the assets of the employing corporation, or the acquisition by the Company or any parent or subsidiary corporation of stock of the employing corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     20. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board of Directors may not
(i) materially increase the benefits accruing to participants under the Plan;
(ii) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan; (iii) reduce the Option Price at which Options may be granted to an amount less than the Fair Market Value per share at the time the Option is granted; or (iv) change the class of employees eligible to receive Options; provided, however, that the Board shall have the power to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

      21.  INTENTIONALLY OMITTED.

      22. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by an authorized officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

      23. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee and the Board of Directors, whether or not he continues to be such member of the Committee and the Board of Directors at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and the Board of Directors (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee and the Board of Directors, or (ii) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board of Directors unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board of Directors and shall be in addition to all other rights to which such member of the Committee and the Board of Directors may be entitled as a matter of law, contract or otherwise.

     24. EFFECT OF AMENDMENTS. This 1991 Stock Option Plan, as amended through February 13, 1995, constitutes a complete amendment and restatement of such Plan. Any Option granted under the Plan shall be subject to the terms of the Plan as in effect at the time the Option is granted; provided, however, that by agreement between the Committee and the Optionee, any such Option may be amended to incorporate and become subject to the provisions of the Plan as amended through a date which is subsequent to the date on which the Option was granted.

     25. EFFECTIVE DATE OF PLAN. The Plan became effective March 19, 1991. No Option shall be granted pursuant to this Plan after March 18, 2001.

                       WEATHERFORD INTERNATIONAL INCORPORATED

                              1987 STOCK OPTION PLAN
                 AS AMENDED AND RESTATED THROUGH FEBRUARY 13, 1995


     1. PURPOSE. This 1987 Stock Option Plan (the "Plan") of Weatherford International Incorporated (the "Company"), for executive officers and other key employees (who may be members of the Board of Directors) of the Company and of certain related corporations, and others providing services to the Company and such related corporations (an "Optionee"), is intended to advance the best interest of the Company and those related corporations by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company and those related corporations--thereby encouraging them to continue their employment or affiliation.

     2. ADMINISTRATION. The Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (hereinafter called the "Committee"); and all questions of interpretation and application of the Plan, or of options granted hereunder (hereinafter called the "Options") shall be subject to the determination, which shall be final and binding, of the Committee. The Committee shall consist of not less than three members of the Board of Directors, all of whom shall be "disinterested persons". A "disinterested person" is a person who at the time he exercises discretion with respect to the grant of any Option is not, and for at least one year prior to that time has not been, eligible to receive options under the Plan or under other similar plans of the Company. A majority of its members will constitute a quorum. All determinations of the Committee will be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members will be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options granted hereunder which are designated as such to qualify as "incentive stock options" ("Incentive Options") as described in section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

     3. (a) SHARES AVAILABLE. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $0.10 par value (the "Stock"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 350,000 shares; provided, that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Paragraph 18 hereof. Such shares may be treasury shares or authorized but unissued shares.

            (b) MAXIMUM AWARD. The maximum aggregate number of shares of Stock available for Options to any one Optionee during any 12-month period is 200,000.

            (c) SHARE COUNTING. For purposes of determining at any time the number of shares that remain available for grant under this Plan, the number of shares then authorized pursuant to Section 3 of the Plan shall be (i) decreased by the "gross" number of shares issued pursuant to exercised Options, (ii) decreased by the "gross" number of shares issuable pursuant to outstanding unexercised Options, and (iii) increased by the difference between the "gross" number of Shares and the "net" number of shares issued pursuant to exercised Options. As used herein, the "gross" number of shares refers to the maximum number of shares that may be issued upon the exercise of an Option. The "net" number of shares refers to the net number of shares actually issued to an Optionee upon exercise of an Option, after reducing the "gross" number of shares by the number of shares tendered back to the Company in payment of the Option Price (as defined hereinafter) for the satisfaction of any tax payment obligation. If an Optionee shall forfeit, voluntarily surrender or otherwise permanently lose his or her right to exercise an Option under any provision of this Plan or otherwise, or if any Option shall terminate or expire pursuant to its terms, the shares subject to the Option shall once again be available to be awarded and issued under this Plan pursuant to a new Option grant hereunder.

      4. AUTHORITY TO GRANT OPTIONS. The Committee may grant from time to time to such eligible individuals as it shall from time to time determine an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan. With respect to each Option, the Committee shall specify whether such Option shall constitute an Incentive Option or an Option not intended to qualify as an Incentive Option (a "Nonqualified Option"). Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

     5. ELIGIBILITY. The individuals who shall be eligible to receive Incentive Options shall be such executive officers and other key employees (who may be members of the Board of Directors) of the Company, or of any parent or subsidiary corporation, as the Committee shall determine from time to time.
With respect to Incentive Options, any reference to a parent or subsidiary corporation shall mean a parent corporation within the meaning of section 425(e) of the Code or a subsidiary corporation within the meaning of section 425(f) of the Code. The individuals who shall be eligible to receive Nonqualified Options shall be such executive officers and other key employees (who may be members of the Board of Directors) of the Company, or of any parent or subsidiary corporation, or any other person performing services for the Company or any parent or subsidiary corporation, as the Committee shall determine from time to time. With respect to Nonqualified Options, any reference to a parent corporation shall mean a corporation which has actual control of the Company through its direct or indirect ownership of not less than 51 percent of each class of voting stock of the Company; and any reference to a subsidiary corporation shall mean a corporation of which the Company owns, directly or indirectly, not less than 40 percent of each class of voting stock.

     6. OPTION PRICE. The price at which shares may be purchased pursuant to an Option (the "Option Price") shall be determined by the Committee at the time each Option is granted but shall not be less than 100 percent of the Fair Market Value (as defined hereinafter) of the shares of Stock on the date the Option is granted. In the case of any employee of the Company or a parent or subsidiary corporation who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, the price at which shares may be so purchased under an Incentive Option shall be not less than 110 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted. "Fair Market Value" for purposes of this Plan means the average of the high and low reported sales prices per share of Stock (as reported on the New York Stock Exchange) as of the relevant measuring date, or if there is no sale on the New York Stock Exchange on that date, then as of the next following day on which there is a sale.

     7. DURATION OF OPTIONS. Each Option shall expire on the tenth (10th) anniversary date of its grant. In the case of any employee of the Company who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, no Incentive Option shall be exercisable after the expiration of five years after the date such Incentive Option is granted. The Committee in its discretion may provide that an Option shall be exercisable during such 10-year period or five-year period, as the case may be, or during any lesser period of time.

     8. MAXIMUM VALUE OF STOCK SUBJECT TO INCENTIVE OPTIONS. Notwithstanding any other provisions of the Plan to the contrary, the aggregate Fair Market Value (determined as of the date the Incentive Option is granted) of the Stock with respect to which Incentive Options are exercisable for the first time by the Optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation) shall not exceed $100,000.

     9. AMOUNT EXERCISABLE. Each Option may be exercised, so long as it is valid and outstanding, from time to time, in whole or in part, in such manner and subject to such conditions, as the Committee in its discretion may provide in the option agreement (described in Paragraph 22 hereof).

     10.   EXERCISE OF OPTIONS.

            (a) NOTICE. Options shall be exercised by the delivery of written notice (the "Exercise Notice") to the Secretary of the Company setting forth the number of shares with respect to which the Option is to be exercised and the address to which the certificates representing shares of the Stock issuable upon the exercise of such Option shall be mailed (the "Exercise Date"). The date on which the Exercise Notice is delivered to the Company is the "Notice Date".

            (b) PAYMENT. Unless otherwise prescribed by the Committee, the Optionee shall tender to the Company on, or within three business days after, the Exercise Date full payment of the Option Price for the shares of Stock, together with any federal, state or local taxes required to be collected or withheld by the Company in connection with the exercise of the Option ("Taxes"), in cash (by personal check, cashier's check, certified check, bank draft or postal or express money order payable to the order of the Company or by payroll deduction). Alternatively, subject to the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), payment of the Option Price and any Taxes may be made by the Optionee's delivering to the Company the Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company an amount equal to the Option Price of such shares of Stock and any Taxes, such amount being either from loan proceeds or from the sale of the shares of Stock to be issued to the Optionee. Alternatively, unless otherwise provided in the option agreement, payment of the Option Price and any Taxes may be made in whole or in part in shares of Stock previously issued to the Optionee, if at the time of delivery of the Exercise Notice (i) the Company has unrestricted earned surplus in an amount not less than the Option Price of such shares, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding preferred stock of the Company have been fully paid, (iii) the reacquisition or exchange by the Company of its own shares for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any shareholder of the Company and would not result in the Company's being in violation of any agreement by which it is bound, and (iv) there shall have been adopted, and there is in full force and effect, a resolution of the Board of Directors of the Company authorizing the reacquisition by the Company of its own shares for such purpose. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company, in payment of the Option Price of the shares with respect of which such Option is exercised, (i) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims, and encumbrances of every kind, and having a Fair Market Value on the date of delivery of such notice that is not greater than the Option Price of the shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (ii) if the Option Price of the shares with respect to which such Option is to be exercised exceeds the Fair Market Value of such certificates, payment of the difference shall be made as provided above. Notwithstanding the foregoing provisions of this Paragraph 10, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option Price of the shares with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock.

            (c) STOCK PURCHASE AGREEMENT. In its sole and absolute discretion, the Committee may require, as an additional condition to the issuance of Stock upon exercise of an Option, that the Optionee furnish the Committee with an executed copy of a stock purchase agreement, in such form as may be required by the Committee, at the time the Exercise Notice is delivered to the Company or within three business days after the proposed agreement is presented to the Optionee, if later.

            (d) SHARE CERTIFICATES. As promptly as practicable after the receipt by the Company of (i) the Exercise Notice from the Optionee setting forth the number of shares with respect to which such Option is to be exercised,
(ii) payment of the Option Price of such shares in the form required by the foregoing provisions of this Paragraph 10, and (iii) a fully executed stock purchase agreement in the form required by the Committee, if any is so required, the Company shall cause to be delivered to such Optionee (or to a specified escrow agent, if so required under the terms of any applicable stock purchase agreement) certificates representing the number of shares of Stock with respect to which such Option has been so exercised, such certificates to be registered in the name of such Optionee, provided that such delivery shall be considered to have been made when such certificates shall have been mailed, postage prepaid, to such Optionee at the address specified for such purpose in the Exercise Notice from the Optionee to the Company.

            (e) VALUATION. Any calculation with respect to an Optionee's income, required tax withholding or otherwise shall be made using the Fair Market Value of such shares of Stock on the Notice Date, whether or not the Exercise Notice is delivered to the Company before or after the close of trading on that date, unless otherwise specified by the Committee.

      11. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the Optionee.

      12. TERMINATION OF EMPLOYMENT OR AFFILIATION OF OPTIONEE. Except as may be otherwise expressly provided in this Paragraph 12 or elsewhere in the Plan, if the Optionee's employment with the Company is terminated, the Optionee shall have the right to exercise the Option, to the extent to which he was entitled to exercise such Option immediately prior to such termination, at any time during the period ending the earlier of 30 days after such termination and the expiration of the Option. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment or affiliation relationship between the Company and the Optionee shall be determined by the Committee at the time thereof. In the event of the death of the Optionee while affiliated with or in the employ of the Company, or within three months after his retirement or termination due to age or disability as provided below, such Option shall terminate on the earlier of one year following the date of such death and the expiration of the Option. After the death of the Optionee, the time for exercise of the Option shall be accelerated and the Option shall be exercisable in full, and the Optionee's executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Option, in whole or in part, without regard to any limitations set forth in or imposed pursuant to Paragraph 9 hereof. If, before the date of expiration of the Option, the Optionee shall be retired in good standing from the employ of the Company, or the affiliation shall be severed for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of three months after the date of such retirement or severance and the expiration of the Option. In the event of such retirement or severance, the Optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement or severance. For the purpose of determining the employment relationship or other affiliation between the Company and the Optionee, employment by or affiliation with any parent or subsidiary corporation shall be considered employment by or affiliation with the Company.

      13. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares of Stock under any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Securities Act"), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register the shares of Stock covered hereby pursuant to the Securities Act. In the event the shares of Stock issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act:

            "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     14. NO RIGHTS AS STOCKHOLDER. No Optionee shall have rights as a stockholder with respect to shares of Stock covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 18 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     15. EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of an Option shall not impose upon the Company or any parent or subsidiary corporation any obligation to employ or become affiliated with, or continue to employ or be affiliated with, any Optionee; and the right of the Company or any parent or subsidiary corporation to terminate the employment or affiliation of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     16. FORFEITURE FOR COMPETITION. Notwithstanding any other provision of the Plan, if at any time during the term of an Option granted hereunder the Committee finds by a majority vote, after full consideration of the facts presented on behalf of the Company and the Optionee, that such Optionee, without the written consent of the Company, directly or indirectly owns, operates, manages, controls or participates in the ownership, management, operation or control of, or is employed by or is paid as a consultant or as an independent contractor by a business which competes with the Company or any parent or subsidiary corporation in the trade area served by the Company or any parent or subsidiary corporation at any time during the term of the Option but prior to its exercise in full and in which area the Optionee had performed services for the Company or any parent or subsidiary corporation while employed by it, the Optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates and which had been granted to the Optionee by the Committee earlier. The preceding provisions of this Paragraph 16 shall not be deemed to have been violated solely by reason of the Optionee's ownership of a stock or securities of any publicly owned corporation, provided that such ownership does not result in effective control of such corporation, and provided further that written notice of such ownership, if in excess of one percent of the outstanding stock of said corporation, is given to the Committee within 60 days after the later of (i) the date on which the Optionee is notified of the award of an Option, or (ii) the date on which such ownership is acquired.

      17. FORFEITURE FOR DISHONESTY. Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by or affiliation with the Company or any parent or subsidiary corporation which damaged the Company or any parent or subsidiary corporation, or for disclosing trade secrets of the Company or any parent or subsidiary corporation, the Optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates and which had been granted the Optionee by the Committee earlier. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or any parent or subsidiary corporation shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any parent or subsidiary corporation in any manner.

      18. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of stock as the result of the event requiring the adjustment; provided in each case that with respect to Incentive Stock Options and Nonqualified Options intended to be qualified as performance-based compensation under Section 162(m)(4)(c) of the Code, no adjustment shall be authorized to the extent that the adjustment would cause the Plan to violate
Section 422(b)(1) of the Code or would cause any part of such Option to fail to qualify under Section 162(m) of the Code, as the case may be, or any successor provisions thereto, and provided further, that the number of shares of Stock subject to any Option shall always be a whole number.

            After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, without regard to any limitations set forth or imposed pursuant to Paragraph 9 hereof, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such Optionee had been the holder of record of the number and class of shares of Stock equal to the number and class of shares as to which such Option shall be so exercised.

            Notwithstanding any other provision of this Paragraph 18, if (i) the Company merges or consolidates with any other corporation (other than a wholly owned subsidiary) and is not the surviving corporation (or survives only as a subsidiary of another corporation), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary), (iii) the Company is dissolved or liquidated, or (iv) there is a Change of Control (as hereinafter defined) of the Company that is not approved, recommended or supported by the Board of Directors of the Company in actions taken prior to, and with respect to, such Change of Control, the Optionee shall have the right, within 30 days after the approval by the stockholders of the Company of such merger or consolidation, sale of assets or dissolution or the occurrence of such Change of Control, to elect to surrender all or part of such Options outstanding, irrespective of whether such Options are then exercisable, in exchange for a cash payment by the Company in an amount equal to the number of shares of Stock subject to the Option held by such Optionee multiplied by the difference between the Change of Control Price (as defined below) and the Option Price of a particular Option; provided, however, that if the occurrence of an event specified herein is within six months after the date of grant of a particular Option held by an Optionee who is subject to Section 16(b) of the Exchange Act, any cash payment to the Optionee shall be made on the day which is six months and one day after the date of grant of such Option. Notwithstanding the foregoing, if any right granted pursuant to the foregoing would make any of the occurrences specified above ineligible for pooling of interests accounting treatment under APB No. 16 that but for this provision would otherwise be eligible for such accounting treatment, the Optionee shall receive shares of Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder in substitution for the cash. If an Optionee does not elect to surrender all outstanding Options for a cash payment (or shares of Stock) as provided above, such Options, or replacement or substitution Options to be issued by the surviving or acquiring corporation, shall become fully exercisable, to the extent they are not, and shall remain exercisable for three months after the Optionee's termination of employment or until the stated expiration of the term of the Option, whichever is shorter. In the event that the consideration offered to stockholders of the Company in any transaction described in this paragraph consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

            For purpose of this Plan, "Change of Control" means: a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") acquires of beneficial ownership of 20 percent or more of either (i) the then outstanding shares of Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (a), a Person shall not include the Company or any subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary; or b) as a result of, or in connection with, a contested election for directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors of the Company. The Committee shall determine whether a Change of Control has occurred within the herein meaning and shall determine whether any such Change of Control has been approved, recommended or supported by the Board of Directors of the Company, and its determination shall be final and conclusive.

            For purposes of this Plan, "Change of Control Price" means the higher of (i) the highest reported sales price of a share of Stock in any transaction reported on the New York Stock Exchange during the 60-day period prior to and including the date of the approval by the stockholders of the Company of such merger, sale of assets or dissolution or the occurrence of the Change of Control and (ii) if the Change of Control is the result of a tender or exchange offer, the highest price per share of Stock paid in such tender or exchange offer; provided, however, that in the case of an Option which is held by an Optionee who is subject to Section 16(b) of the Exchange Act and was granted within six months of the occurrence of an event specified herein, then the Change of Control Price for such Option shall be the Fair Market Value of the Stock on the date such Option is cancelled.

            Except as hereinbefore expressly provided, the issue by the Company of shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

      19. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any parent or subsidiary corporation as the result of a merger or consolidation of the employing corporation with the Company or any parent or subsidiary corporation, or the acquisition by the Company or any parent or subsidiary corporation of the assets of the employing corporation, or the acquisition by the Company or any parent or subsidiary corporation of stock of the employing corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     20. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board of Directors may not
(i) materially increase the benefits accruing to participants under the Plan;
(ii) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan; (iii) reduce the Option Price at which Options may be granted to an amount less than the Fair Market Value per share at the time the Option is granted; or (iv) change the class of employees eligible to receive Options; provided, however, that the Board shall have the power to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

      21.  INTENTIONALLY OMITTED.

      22. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by an authorized officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

      23. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee and the Board of Directors, whether or not he continues to be such member of the Committee and the Board of Directors at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and the Board of Directors (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee and the Board of Directors, or (ii) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board of Directors unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board of Directors and shall be in addition to all other rights to which such member of the Committee and the Board of Directors may be entitled as a matter of law, contract or otherwise.

     24. EFFECT OF AMENDMENTS. This 1987 Stock Option Plan, as amended through February 13, 1995, constitutes a complete amendment and restatement of such Plan. Any Option granted under the Plan shall be subject to the terms of the Plan as in effect at the time the Option is granted; provided, however, that by agreement between the Committee and the Optionee, any such Option may be amended to incorporate and become subject to the provisions of the Plan as amended through a date which is subsequent to the date on which the Option was granted.

     25. EFFECTIVE DATE OF PLAN. The Plan became effective March 18, 1987. No Option shall be granted pursuant to this Plan after March 17, 1997.

                    WEATHERFORD INTERNATIONAL INCORPORATED

                   NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                               MARCH 16, 1995



ARTICLE I.   ESTABLISHMENT, PURPOSE AND DURATION

      1.1 ESTABLISHMENT OF THE PLAN. Weatherford International Incorporated (the "Company") hereby establishes an incentive compensation plan to be known as the Weatherford International Incorporated Non-Employee Director Stock Option Plan (the "Plan"), as set forth in this document. The Plan permits the grant of Non-qualified Stock Options to Non-employee Directors, subject to the terms and provisions set forth herein.

            The Plan has been adopted by the Board of Directors of the Company, subject to the approval of stockholders at the 1995 annual stockholders' meeting. Subject to the approval of the stockholders, the Plan shall become effective as of March 16, 1995 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

      1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Non-employee Directors to those of Company shareholders, and to attract and retain Non-employee Directors of outstanding competence.

      1.3   DURATION OF THE PLAN.  The Plan shall commence on the Effective
Date and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 8 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after March 15, 2005.

ARTICLE 2.   DEFINITIONS

      Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

            (a) "Award" means a grant of Non-qualified Stock Options under the Plan.

            (b) "Award Agreement" means an agreement entered into by and between the Company and a Non-employee Director, setting forth the terms and provisions applicable to an Award granted under the Plan.

            (c) "Board" or "Board of Directors" means the Board of Directors of the Company, and includes any committee of the Board of Directors designated by the Board to administer part or all of the Plan.

            (d) "Change of Control" of the Company shall mean: a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") acquires of beneficial ownership of 20 percent or more of either (i) the then outstanding Shares or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors; provided, however, that for purposes of this subsection (a), a Person shall not include the Company or any subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary; (b) as a result of, or in connection with, a contested election for directors, the persons who were directors of the Company before such election (the "Incumbent Board") shall cease to constitute a majority of the Board of Directors of the Company; or (c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction") in each case, unless, following such Corporate Transaction, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Shares and outstanding voting securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the outstanding Shares and the outstanding voting securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporation Transaction; or (d) approval by the stockholders of the Company of a complete liquidation of the Company.

The Committee shall determine whether a Change of Control has occurred within the herein meaning and shall determine whether any such Change of Control has been approved, recommended or supported by the Board of Directors of the Company, and its determination shall be final and conclusive.

            (e) "Change of Control Price" shall mean, the higher of (i) the highest reported sales price of a Share in any transaction reported on the New York Stock Exchange during the 60-day period prior to and including the date of the approval by the stockholders of the Company of such merger, sale of assets or dissolution or the occurrence of the Change of Control and (ii) if the Change of Control is the result of a tender or exchange offer, the highest price per Share paid in such tender or exchange offer; provided, however, that in the case of an Option which is held by a Participant who is subject to Section 16(b) of the Exchange Act and was granted within six months of the occurrence of a Change of Control, then the Change of Control Price for such Option shall be the Fair Market Value of the Stock on the date such Option is cancelled.

            (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            (g) "Company" means Weatherford International Incorporated, a Delaware corporation, or any successor thereto.

            (h) "Director" means any individual who is a member of the Board of Directors of the Company.

            (i) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3).

            (j) "Employee" means any full-time, non-union, salaried employee of the Company. For purposes of the Plan, an individual whose only employment relationship with the Company is as a Director shall not be deemed to be an Employee.

            (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

            (l) "Fair Market Value" means the average of the high and low reported sales prices per Share (as reported on the New York Stock Exchange on the relevant measuring date, or if there were no sales on the New York Stock Exchange on that date, then as of the next following date on which there were sales).

            (m) "Non-employee Director" means any individual who is a member of the Board of Directors of the Company, but who is not otherwise an Employee of the Company.

            (n) "Non-qualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein.

            (o) "Option" means a Non-qualified Stock Option granted under the Plan.

            (p) "Option Price" means the price at which a Share may be purchased under an Option.

            (q) "Participant" means a Non-employee Director of the Company who has outstanding a viable Award granted under the Plan.

            (r) "Retirement" means retirement from the Board in accordance with any retirement policy then in effect as respects Non-employee Directors.

            (s) "Shares" means the shares of common stock, $0.10 par value, of the Company.

ARTICLE 3.   ADMINISTRATION

      3.1 THE BOARD OF DIRECTORS. The Plan shall be administered by the Compensation and Stock Plans Committee of the Board of Directors of the Company, subject to the restrictions set forth in the Plan.

      3.2 ADMINISTRATION BY THE BOARD OF DIRECTORS. The Board shall have the full power, discretion and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Board have the power to determine Plan eligibility, or to determine the number, the value, the vesting period or the timing of Awards to be made under the Plan (all such determinations are automatic pursuant to the provisions of the Plan).

      3.3 DECISIONS BINDING. All determinations and decisions made by the Board pursuant to the provisions of the Plan, and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders and employees, the Participants and their estates and beneficiaries.

ARTICLE 4.   SHARES SUBJECT TO THE PLAN

      4.1   NUMBER OF SHARES.  Subject to adjustment as provided in Section
4.3 herein, the total number of Shares available for grant under the Plan may not exceed 120,000.

      4.2 SHARE COUNTING. For purposes of determining at any time the number of Shares that remain available for grant under this Plan, the number of Shares then authorized pursuant to Section 4.1 of the Plan shall be (i) decreased by the "gross" number of Shares issued pursuant to exercised Awards, (ii) decreased by the "gross" number of Shares issuable pursuant to outstanding unexercised Awards, and (iii) increased by the difference between the "gross" number of Shares and the "net" number of Shares issued pursuant to exercised Awards. As used herein, the "gross" number of Shares refers to the maximum number of Shares that may be issued upon the exercise of an Award. The "net" number of Shares refers to the net number of Shares actually issued to an Award holder upon exercise of an Award, after reducing the "gross" number of Shares by the number of Shares tendered back to the Company in payment of the Award's exercise price for the satisfaction of any tax payment obligation. If a Participant shall forfeit, voluntarily surrender or otherwise permanently lose his or her right to exercise and Award under any provisions of this Plan or otherwise, or if any Award shall terminate or expire pursuant to its terms, the Shares subject to the Award shall once again be available to be awarded and sold under this plan pursuant to a new Award grant hereunder.

      4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, combination of Shares or other change in the corporate structure of the Company affecting the Shares, the Board may make such adjustments to outstanding Awards as may be determined to be appropriate and equitable by the Board in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that no such adjustment shall be made if the adjustment may cause the Plan to fail to comply with the "formula award" exception for grants of Awards to Directors, as set forth in Rule 16b-3(c)(ii)(a) of the Exchange Act.

ARTICLE 5.   ELIGIBILITY AND PARTICIPATION

      5.1 ELIGIBILITY. Persons eligible to participate in the Plan are limited to Non-employee Directors who are serving on the Board on the date of each scheduled grant under the Plan.

      5.2 ACTUAL PARTICIPATION. All eligible Non-employee Directors shall receive grants of Options pursuant to the terms and provisions set forth in
Article 6 herein.

ARTICLE 6.   NON-QUALIFIED STOCK OPTIONS

      6.1   INITIAL GRANT OF OPTIONS.

            (a) Each individual who is a Non-employee Director on March 16, 1995 shall be granted an Option to purchase 5,000 Shares, contingent on stockholder approval of the Plan at the 1995 annual stockholders's meeting.

            (b) In addition, subject to stockholder approval of the Plan, any individual who subsequently becomes a Non-employee Director shall be granted an Option to purchase 5,000 Shares upon his election or appointment as director.

      6.2 SUBSEQUENT GRANTS OF OPTIONS. Subject to stockholder approval of the Plan and subject to the limitation on the number of Shares subject to the Plan, on the day following the 1995 annual stockholders' meeting and on the day following each annual meeting of stockholders thereafter during the duration of the Plan, each Non-employee Director shall be granted an Option to purchase 1,000 Shares.

      6.3   LIMITATION ON GRANT OF OPTIONS.  Other than those grants of
Options set forth in Section 6.1 and 6.2 herein, no additional Options shall be granted under the Plan.

      6.4 OPTION AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares available for purchase under the Option and such other provisions as the Board shall determine.

      6.5 OPTION PRICE. The purchase price per Share available for purchase under an Option shall equal the Fair Market Value of a Share on the date the Option is granted.

      6.6   DURATION OF OPTIONS.   Except as otherwise provided herein, each
Option shall expire on the tenth (10th) anniversary date of its grant.

      6.7   VESTING AND EXERCISABILITY OF SHARES SUBJECT TO OPTION.

            (a) Subject to the approval by the Company's stockholders at the 1995 annual stockholders' meeting and to the terms of this Plan, Options granted pursuant to Sections 6.1 and 6.2 hereof shall vest and become exercisable six
(6) months after the date of grant, provided that the Participant is serving as a Director on the vesting date.

            (b) Regardless of the vesting schedule set forth hereinabove, all Options held by a Participant shall immediately become 100 percent vested and exercisable upon the first to occur of the following events, provided that he is then serving as a Director:

                  1)    The death of the Participant;

                  2)    The Disability of the Participant;

                  3)    The Retirement of the Participant; or

                  4) The effective date of a Change in Control of the Company.

      6.8   TERMINATION OF DIRECTORSHIP.

            (a) In the event a Participant ceases to be a Director for any reason other than death, Disability or Retirement, all Options not vested as of the effective date of such cessation shall be forfeited and shall revert back to the Company (with no further vesting to occur). All Options which are vested as of such date shall remain exercisable for six (6) months following the date on which the Director's service on the Board of Directors terminates, or until their expiration date, whichever period is shorter.

            (b) In the event a Participant ceases to be a Director by reason of his death, all Options shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

            (c) In the event a Participant ceases to be a Director by reason of his Disability or Retirement, all Options shall remain exercisable at any time prior to their expiration date, or for one (1) year after the Disability Date, whichever period is shorter, by the Participant.

      6.9 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

            The Option Price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, or (b) tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares tendered upon Option exercise have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price, and provided further that at the time of exercise the Company has unrestricted earned surplus in an amount not less than the Option Price of such Shares, all accrued cumulative preferential dividends and other current preferential dividends on all outstanding preferred stock of the Company have been fully paid, the reacquisition or exchange between the Company of its own Shares for such purpose is permitted by applicable law and without the consent of stockholders and the Board shall have adopted a resolution, which remains in full force and effect, authorizing such reacquisition of Shares), or (c) by a combination of (a) and (b).

      6.10 RESTRICTIONS ON SHARE TRANSFERABILITY. The Board shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares; provided, however, that no such restrictions shall be imposed if the restriction could result in the failure to comply with the "formula award" exception for grants of Awards to Directors, as set forth in Rule 16b-3(c)(ii)A) of the Exchange Act.

      6.11 NON-TRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 7. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

      The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      If the Company shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of Shares outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class and per share price of Shares subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of Shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of Shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of Shares then reserved that number and class of Shares that would have been received by the owner of an equal number of outstanding Shares of each class of stock as the result of the event requiring the adjustment.

      Notwithstanding any other provision of this Article 7, if a Change of Control occurs, the Participant shall have the right, within 60 days after the occurrence of such Change of Control, to elect to surrender all or part of such Options outstanding, irrespective of whether such Options are then exercisable, in exchange for a cash payment by the Company in an amount equal to the number of Shares subject to the

Option held by such Participant multiplied by the difference between the Change of Control Price and the Option Price of a particular Option; provided, however, that if the occurrence of an event specified herein is within six months after the date of grant of a particular Option held by a Participant who is subject to
Section 16(b) of the Exchange Act, any cash payment to the Participant shall be made on the day which is six months and one day after the date of grant of such Option. Notwithstanding the foregoing, if any right granted pursuant to the foregoing would make any of the occurrences specified above ineligible for pooling of interests accounting treatment under APB No. 16 that but for this provision would otherwise be eligible for such accounting treatment, the Participant shall receive Shares with a Fair Market Value equal to the cash that would otherwise be payable hereunder in substitution for the cash. If a Participant does not elect to surrender all outstanding Options for a cash payment (or Shares) as provided above, such Options, or replacement or substitution Options to be issued by the surviving or acquiring corporation, shall become fully exercisable, to the extent they are not, and shall remain exercisable for seven months after the Participant's termination of the Non-employee Director's term or until the stated expiration of the term of the Option, whichever is shorter. In the event that the consideration offered to stockholders of the Company in any transaction described in this paragraph consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

ARTICLE 8.   AMENDMENT, MODIFICATION AND TERMINATION

      8.1 Subject to the terms set forth in this Section 8.1, the Board may amend, modify or terminate the Plan at any time from time to time, provided, however, that the provisions set forth in the Plan regarding the amount of securities to be awarded to Directors, the price of securities awarded to Directors and the timing of awards to Directors, may not be amended more than once within any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

      8.2 Without the approval of the stockholders of the Company (as may be required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect thereto) no such amendment, modification or termination may:

            (a) increase the total number or value of Shares which may be available for grant of Awards under the Plan, except as provided in Section 4.3 herein; or

            (b) change of the class of Participants eligible to participate in the Plan; or

            (c) materially increase the cost of the Plan or materially increase the benefits accruing to Participants.

      8.3 Unless required by law, no amendment, modification or termination of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding the Award.

      8.4   No Award shall be granted pursuant to the Plan after March 15, 2005.

ARTICLE 9.   MISCELLANEOUS

      9.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

      9.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      9.3 NO RIGHT OF NOMINATION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders.

      9.4 SHARES AVAILABLE. The Shares made available pursuant to Awards under the Plan may be either authorized but unissued Shares or Shares which have been or may be reacquired by the Company, as determined from time to time by the Board.

      9.5 ADDITIONAL COMPENSATION. Shares granted under the Plan shall be in addition to any annual retainer, attendance fees or other compensation payable to each Participant as a result of his service on the Board.

      9.6 REQUIREMENTS OF LAW. The granting of Awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall not be required to sell or issue any Shares under any Option if the issuance of such Shares shall constitute or result in a violation by the Participant or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Securities Act"), upon exercise of any Option, the Company shall not be required to issue such Shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such Shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. In the event the Shares issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act:

            "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant thereto to comply with any law or regulation of any governmental authority.

      9.7 GOVERNING LAW. To the extent not preempted by federal law, the Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

      9.8 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and the Board of Directors, whether or not he continues to be such member of the Committee and the Board of Directors at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and the Board of Directors (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee and the Board of Directors, or (ii) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and the Board of Directors unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the

Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board of Directors and shall be in addition to all other rights to which such member of the Committee and the Board of Directors may be entitled as a matter of law, contract or otherwise.

                         WEATHERFORD INTERNATIONAL INCORPORATED
                     ANNUAL MEETING OF STOCKHOLDERS -- MAY 19, 1995
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    P           The  undersigned holder of Common Stock of Weatherford
           International Incorporated (the "Company") hereby appoints Philip
    R Burguieres and H. Suzanne Thomas, or either of them, his or her proxies with full power of substitution, to vote at the Annual
    O Meeting of Stockholders of the Company to be held on May 19, 1995, at 9:00 a.m., Houston time, at The Ritz-Carlton, 1919 Briar Oaks
    X      Lane, Houston, Texas, and at any  adjournment thereof, the number of votes which the undersigned would be entitled to cast if
    Y      personally present, on all matters coming before the meeting.

       (1) Election of directors for a term expiring 1998:
             FOR  / /                       WITHHOLD AUTHORITY  / /
             all nominees listed below      to vote for all nominees listed below
             (except as marked below)

        Thomas N. Amonett        J. Kelly Elliott         Robert K. Moses, Jr.

       INSTRUCTIONS: To withhold authority to vote for any individual nominee, draw a line through or strike out that nominee's name as
                     set forth above.
       (2) Proposal to adopt the Non-Employee Director Stock Option Plan.
             FOR  / /                 AGAINST  / /                ABSTAIN  / /

           PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE, WHICH
                  REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

(3)        Proposal to amend the 1987 and 1991 Stock Option Plans.
           FOR  / /                 AGAINST  / /                 ABSTAIN  / /
(4)        To  consider and take action upon any other matter which may properly come before the meeting or any adjournment thereof.

    All as more particularly described in the proxy statement dated April 7, 1995 relating to such meeting, receipt of which is hereby acknowledged.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no directions are made, this proxy will be voted for all of the nominees listed in Proposal 1 and for Proposals 2 and 3.

                                              ----------------------------------

                                              ----------------------------------
                                                 Signature of Stockholder(s)

                                              Please sign your  name exactly  as
                                              it  appears  hereon.  Joint owners
                                              must each  sign. When  signing  as
                                              attorney, executor, administrator,
                                              trustee  or guardian,  please give
                                              your  full  title  as  it  appears
                                              hereon.

                                              Date:
                                              ----------------------------------
                                              , 1995